                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. 1)

Filed by the Registrant    |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_|   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss.240.14a-12

                         TENDERCARE INTERNATIONAL, INC.
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|X|   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid: $31.60

      (2)   Form, Schedule or Registration Statement No.: Schedule 13E-3

      (3)   Filing Party: TenderCare International, Inc.

      (4)   Date Filed: December 13, 2005

                              3925 N. Hastings Way
                           Eau Claire, Wisconsin 54703
                                 (715) 833-1750

                           To Be Held April [28], 2006

                        10:00 a.m. Central Daylight Time

Dear Shareholders:

      We strongly encourage your participation in a Special Meeting of
Shareholders of TenderCare International, Inc. (the "Company"), which will be held at the Company's executive offices located at 3925 North Hastings Way, in
Eau Claire, Wisconsin, on April [28], 2006, at 10:00 a.m. Central Daylight Time,
for the following purposes:

      1.    To approve, pursuant to Section 7-106-105 of the Colorado Business
            Corporations Act, subject to final action by our Board of Directors,
            a 1 for 25,000 reverse stock split of our Common Stock, with the result that (i) holdings prior to such split of fewer than 25,000 shares of Common Stock will be converted to a fractional share, which will then be immediately cancelled and converted into a right to receive the cash consideration described in the attached Proxy
            Statement, and (ii) after these cancellations, we will have fewer than 300 record shareholders allowing us to terminate the
            registration of our common stock under the Securities Exchange Act of 1934, as amended, and thus avoid the costs associated with being a public reporting company; and

      2.    To transact such other business as may properly come before the meeting.

      As of the record date, 7,493,978 shares of our Common Stock were outstanding and Mr. Ed Reiss and Ms. Brenda Schenk beneficially owned an aggregate of 3,815,429, or approximately 50.9%, of our outstanding shares. Both
Mr. Reiss and Ms. Schenk have indicated that they will vote all of their shares in favor of the reverse stock split proposal, thereby ensuring that the reverse stock split proposal will be approved by the requisite shareholder vote under
Colorado law.

      A Proxy Statement describing the reverse split proposal to be acted upon at the meeting is enclosed.

      Our Board of Directors has designated April [6], 2006 as the record date for determining shareholders entitled to notice of and to vote at the Special
Meeting.

OUR BOARD OF DIRECTORS WOULD LIKE TO EMPHASIZE THE IMPORTANCE OF EXERCISING YOUR
RIGHTS AS SHAREHOLDERS TO VOTE ON THE PROPOSAL DESCRIBED IN THE ENCLOSED PROXY
STATEMENT. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE
REVERSE STOCK SPLIT.

YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE
ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE.

                    April [7], 2006                /s/ Edward Riess
                                                   Co-Chief Executive Officer

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of TenderCare International, Inc.:

      The Special Meeting of Shareholders (the "Special Meeting") of TenderCare
International, Inc. (the "Company") will be held at the Company's executive offices located at 3925 North Hastings Way, in Eau Claire, Wisconsin, on April
[28] 2006, at 10:00 a.m. Central Daylight Time, for the following purposes:

      1.    to approve, pursuant to Section 7-106-105 of the Colorado Business
            Corporations Act, subject to final action by our Board of Directors,
            a 1 for 25,000 reverse stock split of our Common Stock, with the result that (i) holdings prior to such split of fewer than 25,000 shares of Common Stock will be converted to a fractional share, which will then be immediately cancelled and converted into a right to receive the cash consideration described in the attached Proxy
            Statement, and (ii) after these cancellations, we will have fewer than 300 record shareholders allowing us to deregister the Common
            Stock under the Securities Exchange Act of 1934, and thus avoid the costs associated with being a reporting company; and

      2.    to transact such other business as may properly come before the meeting.

      A proxy card is included with this Proxy Statement mailing. In accordance with the Company's Bylaws, the Board of Directors has fixed the close of business on April [6], 2006, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and at any adjournment thereof.

      Your proxy is important. Even if you hold only a few shares, and whether or not you expect to attend the Special Meeting in person, you are requested to date, sign, and mail the proxy card you receive in the postage-paid envelope that is provided. If you wish to have someone other than the persons named on the enclosed proxy card vote for you, you may cross out their names on your proxy card and insert the name of another person who will be at the meeting. You then must give your signed proxy card to that person; otherwise he or she cannot vote on your behalf at the meeting. The giving of your proxy will not affect your right to vote the shares you hold in your own name if you decide to attend and vote at the meeting.

      This notice is given pursuant to direction of the Board of Directors.

                                                   /s/ Edward Reiss
                    April [7], 2006                Co-Chief Executive Officer

Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved the transactions described in this proxy statement is truthful or complete. The SEC has not passed upon the fairness or merits of the transactions described herein nor upon the accuracy or adequacy of the information contained in this proxy statement. Any representation to the contrary is a criminal offense.

  Recommendation of Our Board of Directors; Fairness

  Interests of the Principal Shareholders and
    Affiliated Board Members ..............................................    5

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

  Special Discussion Regarding Affiliated Shareholders

  Position of the Company on Fairness of the Reverse Split

  Position of the Participating Shareholders on Fairness of
    the Reverse Split to Unaffiliated Shareholders ........................   15

  Other Factors Reflecting Fairness of the Reverse Split ..................   16

  Ability of All Shareholders to Control Whether They Are Cashed
    Out or Continue as Shareholders .......................................   16

  Change in Percentage Ownership of Officers and Directors ................   16

  Net Book Value ..........................................................   16

  Going Concern Value/Liquidation Value ...................................   16

  Certain Negative Aspects of the Reverse Split ...........................   16

  Recommendation of Our Board of Directors; Fairness
    of the Reverse Split ..................................................   17

  Provisions For Unaffiliated Shareholders ................................   17

                                      -i-

                                   (continued)

                                                                            Page

  Effects on Shareholders with Fewer Than 25,000 Shares
    of Common Stock .......................................................   17

  Effects on Shareholders with 25,000 or More Shares

  Security Ownership of Certain Beneficial Owners
    and Management ........................................................   32

  Interests of The Principal Shareholders and Affiliated

                                      -ii-

                                   (continued)

Annex A         Proxy Card
Annex B         Report of Appraisal Excellence, dated as of August 18, 2005
Annex C         Report of Appraisal Excellence, dated as of March 1, 2006

                                     -iii-

                                 PROXY STATEMENT

This Proxy Statement is furnished to shareholders of TenderCare International,
Inc. (the "Company") in connection with the solicitation of proxies for use at a special meeting of shareholders (the "Special Meeting") to be held on April
[28], 2006, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The record date for determining shareholders entitled to vote at the Special Meeting is the close of business on April [6], 2006 (the "Record Date").

Your proxy is solicited by our Board of Directors. A proxy card is included with this Proxy Statement mailing. If your shares are registered in your name, the proxy card shows the number of shares of Company common stock, par value $0.01 per share ("Common Stock"), that you own as of the Record Date. As explained in the accompanying notice, you must mail your proxy card in sufficient time for it to be received by the Company's stock transfer agent before the close of business on April [28], 2006.

Please complete and sign the enclosed proxy card and return it to the Company as soon as possible. If you change your mind after you return your proxy card, you can revoke it at any time, including at the Special Meeting. You may revoke your proxy by mailing a second (or subsequent) proxy card to the Company's stock transfer agent for receipt prior to the Special Meeting, or by voting on the ballot provided to shareholders at the Special Meeting. Unless a proxy is revoked, all proxy cards that are properly executed and received at or prior to the Special Meeting will be voted in accordance with what is written on the cards. Unless a contrary instruction is indicated in the proxy card, or if the proxy card is properly executed but the voting "box" is left blank, it will be voted FOR the approval of the reverse stock split and in the discretion of the person(s) named as the proxy if any other business properly comes before the
Special Meeting.

The Notice of Special Meeting, this Proxy Statement, and the enclosed proxy card initially were mailed in a single envelope to shareholders on or about April
[7], 2006. The Company has borne the cost of preparing, assembling, and mailing these items. Our directors, officers, and employees may solicit proxies on behalf of the Company by telephone and personal interview without special compensation.

                The date of this proxy statement is April , 2006.

                        VOTING SECURITIES OF THE COMPANY

Holders of the Company's Common Stock issued and outstanding as of the Record
Date are entitled to vote at the Special Meeting. There were 7,493,978 shares of
Common Stock issued and outstanding as of the Record Date. Each share of Common
Stock is entitled to one vote per share. Our Bylaws provide that the holders of
Common Stock with a majority of the voting power of the outstanding shares entitled to a vote at the meeting must be present in person or represented by proxy in order for a quorum to exist for the transaction of business at that meeting. Assuming that such a quorum is present for the Special Meeting, to effectuate a reverse stock split, the affirmative vote of the holders of a majority of the voting power of the Company's Common Stock is required.
Abstentions and broker non-votes will be counted as present for the purpose of computing the quorum, but will not be counted as affirmative votes.

                           FORWARD-LOOKING STATEMENTS

Certain statements in this Proxy Statement, including, without limitation, statements preceded by, or predicated upon the words "anticipates," "appears,"
"believes," "expects," "estimated," "hopes," "plans," "should," "would" or similar words constitute forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the
Company or industry results to differ materially from any future results, performance or achievements expressed or implied herein.

                               CERTAIN DEFINITIONS

In this Proxy Statement, when we refer to "TCI," "the Company," "our Company,"
"we," "our" and "us," we are referring to TenderCare International, Inc., a
Colorado corporation. We may refer to the board of directors of TCI as "our
Board of Directors" or "the Board of Directors." We refer to the common stock of
TCI, par value $0.01 per share, as "Common Stock", or "our Common Stock." When we refer to "the Reverse Split," we are referring to the 1 for 25,000 reverse stock split of our Common Stock described in this Proxy Statement." The date on which the reverse stock split takes effect following receipt of shareholder approval and final action by our Board of Directors, is referred to herein as the "Effective Time." Mr. Edward Reiss and Ms. Brenda Schenk are sometimes referred to collectively as "the Participating Shareholders" and "affiliated shareholders".

We refer to you as "a Continuing Shareholder" in the Reverse Split if
immediately prior to the Effective Time you hold 25,000 or more shares of
Company Common Stock in a discrete account. We refer to you as "a Cashed Out
Shareholder" in the Reverse Split if you receive cash consideration in connection with the Reverse Split with respect to any discrete account in which immediately prior to the Effective Time you hold less than 25,000 shares of
Company Common Stock or in which the number of shares you hold is greater than
25,000 but not evenly divisible by 25,000. If you are both a Continuing
Shareholder and you receive cash consideration in the Reverse Split in lieu of fractional shares, then you are referred to as "a Cashed Out Shareholder" with respect only to the fractional shares for which you received cash consideration.

The term "discrete account" refers to the distinct capacities and shareholder accounts in which you hold shares of Common Stock. For example, if you hold shares of Common Stock in multiple brokerage accounts that are reflected on the records of the Company in the name of a nominee, the number of shares in each such account will determine whether you are a Continuing Shareholder or Cashed
Out Shareholder, or both, with respect to each such account. Shares held by you in your name individually or under other designations (e.g., IRA accounts) on the records of the Company will be treated as a single account, and your status as a Continuing Shareholder or Cashed Out Shareholder with respect to such shares will be determined solely on the basis of the number of shares held by each record holder. Shares held in multiple street name accounts will not be aggregated for purposes of determining your status. Likewise, shares held in street name will not be combined with shares held in your name individually or under other designations for purposes of determining your status in the Reverse
Split. See "Structure of the Reverse Split" for an example of how your status will be determined.

                               SUMMARY TERM SHEET

This summary term sheet, including the "Questions and Answers About the Meeting and Reverse Split" section that follows, highlights selected information from the attached Proxy Statement for the 2006 Special Meeting of our shareholders and addresses the material terms of the Reverse Split described below. For a complete description of the Reverse Split, you should carefully read the Proxy
Statement.

      o     The Reverse Split (page 24)

      Our Board of Directors has authorized, subject to shareholder approval and subsequent final action by our Board of Directors, a 1 for 25,000 reverse stock split of our Common Stock. At the Effective Time of the Reverse
      Split, our shareholders will have the right to receive one share of our
      Common Stock for every 25,000 shares of our Common Stock held in a discrete account immediately prior to the Effective Time of the Reverse
      Split. No fractional shares will be issued in connection with the Reverse
      Split. In lieu of fractional shares, shareholders who hold fractional shares in the Reverse Split will receive a cash payment equal to $0.237 for each corresponding share of our Common Stock held by such shareholder in a discrete account immediately prior to the Effective Time of the
      Reverse Split.

      If consummated, the Reverse Split would be part of a "going private" plan.
      Following the reverse stock split, we expect there to be fewer than 300 holders of record of our Common Stock, making us eligible to terminate the registration of our Common Stock under the Securities Exchange Act of 1934
      ("Exchange Act"). We will then file a Form 15 with the Securities and
      Exchange Commission (the "SEC"), terminating the registration of our
      Common Stock, and our duty to file reports with the SEC under Sections
      13(a) and 15(d) of the Securities Exchange Act of 1934, as amended ("SEC
      Reporting Obligations"), will cease, and we will no longer be a reporting company. We will continue operations as a non-reporting corporation. For detailed information concerning the purpose, reasons for and effect of the
      Reverse Split, see "Advantages of the Proposal - Cost Savings."

      The Company's reason for undertaking the Reverse Split and the termination of registration at this time is to enable the Company to better compete in an increasingly competitive market environment by eliminating expenses associated with SEC Reporting Obligations and redirecting management's time currently dedicated to SEC Reporting Obligations to the Company's business operations. Following the Reverse Split, we also expect to realize a reduction in the costs of administering shareholder accounts.

      o     Recommendation of our Board of Directors; Fairness of the Reverse
            Split (page 17)

      After careful consideration of the various factors relating to the advisability and fairness of the Reverse Split, the cash consideration to be paid to shareholders for fractional shares resulting from the Reverse
      Split, and the benefits and consequences of the Reverse Split, our Board of Directors, including our sole independent director, determined that the
      Reverse Split is substantively and procedurally fair to, and in the best interests of, the Company's unaffiliated shareholders who are cashed out or remain as shareholders of the Company following the Reverse Split. In determining the price to be paid for fractional shares, our Board of
      Directors considered the written report of its independent financial advisor, dated as of August 18, 2005, regarding the fair value of the
      Common Stock and a supplement to such report, dated as of March 1, 2006.
      For additional information concerning the fairness of the Reverse Split and the Board of Directors' approval of the Reverse Split, see "Special
      Factors-Reasons for the Reverse Split," "Special Factors-Factors
      Considered by the Board of Directors as to the Fairness of the Reverse
      Split" and "Special Factors-Effects of the Reverse Split on the Company."

      o     Certain Negative Aspects of the Reverse Split (page 17)

            Factors relating to the Reverse Split that may not be favorable to our shareholders include:

            o     Following the termination of the Company's SEC Reporting
                  Obligations, the Company will no longer file reports with the
                  SEC. As a result, after the Reverse Split, Continuing
                  Shareholders will not receive the benefit of the information provided to shareholders of a company subject to SEC Reporting
                  Obligations, including, but not limited to, periodic and
                  current reports and management certifications of financial statements required under the Sarbanes-Oxley Act of 2002 (the
                  "Sarbanes Oxley").

            o     Neither the Company nor our officers and directors will be subject to the corporate governance requirements of the
                  Sarbanes Oxley Act.

            o     As a result of the Reverse Split, shareholders who are cashed out will have no further interest in the Company with respect to their cashed out shares, and thus will not have the
                  opportunity to participate in the potential upside of any
                  increase in the value of such shares.

      o     Reservation of Right to Abandon the Reverse Split (page 11)

      Our Board of Directors has retained the right to abandon the Reverse
      Split, even though approved, if it determines prior to the Effective Time of the Reverse Split that the Reverse Split is not then in the Company's best interest or the best interest of the Company's shareholders. Among the circumstances our Board of Directors may consider in reaching a decision to abandon the Reverse Split are the actual costs and effectiveness of the Reverse Split. For example, if the transaction expenses exceed the amount of financing available on reasonable terms to the Company to finance the Reverse Split, it will not be reasonable to move forward with the Reverse Split. In addition, if there is a likelihood that the Reverse Split will not result in a reduction in the number of record holders to fewer than 300, which is required for the Company to file a Form 15 with the SEC and the termination of its SEC Reporting
      Obligations, the primary purpose of the Reverse Split would be frustrated and we would not proceed. For additional information concerning the Board of Directors' right to abandon the Reverse Split, see "Special
      Factors-Structure of the Reverse Split."

      o     Shareholder Approval (page 1)

      Under Section 7-106-105 of the Colorado Business Corporations Act (the
      "CBCA"), the affirmative vote of the holders of a majority of the voting power of the outstanding shares of the Company's Common Stock is required to effect the Reverse Split. The Board of Directors has unanimously approved the effectuation of the Reverse Split. Our Board of Directors has
      fixed the close of business on April [6], 2006 as the record date for determining which shareholders would be entitled to notice of and to vote at the Special Meeting. On that date, 7,493,978 shares of the Company's
      Common Stock, were outstanding.

      The officers and directors of the Company have indicated that they intend to vote for approval of the Reverse Split. As of the April [6], 2006 record date, the Company's officers and directors owned an aggregate of
      3,815,429 shares of our Common Stock, representing 50.9% of our outstanding Common Stock. Thus, as of the Record Date, the officers and directors who are shareholders of the Company, all of whom have expressed their intent to vote their shares in favor of the Reverse Split, held sufficient voting power to ensure approval of the Reverse Split.

      We currently expect to close the Reverse Split following approval by shareholders on or prior to May [10], 2006.

      o     Source of Funds for the Reverse Split (page 27)

      The Company plans to finance the Reverse Split from a combination of its available cash and cash equivalents. To the extent that cash and cash equivalents are not sufficient, the Company will fund the balance of payments related to the Reverse Split with debt financing provided by Mr.
      Reiss and Ms. Schenk. For more information, see "The Reverse Split-Source of Funds and Financial Effect of the Reverse Split."

      o     Market Information for Our Common Stock (page 30)

      The Company's Common Stock is currently traded over-the-counter on the OTC
      Bulletin Board ("OTCBB") under the symbol "TCAR.OB." Upon completion of the Reverse Split and filing Form 15 with the SEC, trading of the Common
      Stock on the OTCBB will cease, but may continue through the "Pink Sheets."
      The "Pink Sheets" is a centralized quotation service that collects and publishes market maker quotes in real time, primarily through its web site, http://www.pinksheets.com.

      On March [3], 2006, the last trading price for the Company's Common Stock was $0.225. For historical price ranges of the Common Stock, see "Market
      Prices for Our Common Stock and Dividend Policy."

      o     Material Federal Income Tax Consequences (page 28)

      The Company believes the Reverse Split will be treated as a tax-free
      "recapitalization" for federal income tax purposes, which will result in no material federal income tax consequences to the Company. Depending on each shareholder's individual situation, the Reverse Split may give rise to certain income tax consequences for such shareholder. For additional information concerning the potential federal income tax consequences of the Reverse Split, see "Special Factors-Material Federal Income Tax
      Consequences."

      o     Appraisal and Dissenters' Rights (page 30)

      If we effect the Reverse Split, Cashed Out Shareholders are entitled to assert dissenter's rights and obtain payment of the fair value, under
      Article 113 of the CBCA, of the shares converted to cash. See "Appraisal and Dissenters' Rights."

      o     Interests of The Principal Shareholders and Affiliated Board Members
            (page 32)

      Certain interests of the Participating Shareholders in the Reverse Split
      may differ materially from the interests of our unaffiliated shareholders who are Cashed Out Shareholders and Continuing Shareholders. The
      Participating Shareholders serve on our Board of Directors, and together make up a majority of the three-member board. The Participating
      Shareholders also serve as Co-Chief Executive Officers of the Company and, as such, control our day-to-day operations. See "The Company - Interests of the Participating Shareholders and Affiliated Board Members."

      In certain respects the interests of the Participating Shareholders in the
      Reverse Split may be aligned with the interests of our unaffiliated
      Continuing Shareholders. In addition, our Participating Shareholders are creditors of the Company and are guarantors of the Company's third-party debt obligations. See "The Company - Certain Relationships and
      Transactions With Affiliates."

        QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSAL

Q: WHAT IS THE TIME AND LOCATION OF THE SPECIAL MEETING?

A: The Special Meeting will be held at the Company's executive offices located at 3925 North Hastings Way, in Eau Claire, Wisconsin, on April 28, 2006, at
10:00 a.m. Central Daylight Time.

Q: WHAT PROPOSALS WILL BE VOTED ON AT THE SPECIAL MEETING?

A: You are being asked to vote on the approval of a proposal that will provide for a 1 for 25,000 reverse stock split of our Common Stock and to transact such other business as may properly come before the meeting.

Q: WHAT DOES IT MEAN TO "GO PRIVATE"?

A: If the Reverse Split is consummated, we will have fewer than 300 holders of record, and we will be eligible to terminate the registration of our Common
Stock under the Exchange Act. This type of transaction is referred to as "going private" because we will no longer be required to file periodic and annual reports with the SEC or make other Exchange Act filings or be required to comply with the requirements of the Sarbanes-Oxley Act.

Q: AS A SHAREHOLDER, WHAT WILL I RECEIVE IN THE TRANSACTION?

A: If the Reverse Split is consummated and you own fewer than 25,000 shares of our Common Stock at the Effective Time of the Reverse Split, you will receive a cash payment, without interest, as payment for the shares of Common Stock that you own prior to the Reverse Split and you will cease to be our shareholder. Our
Board of Directors has set the cash consideration to be paid to our shareholders who hold a fraction of one share in any discrete account after the Reverse Split to be $0.237 ("Purchase Price") for each corresponding share of our Common Stock held immediately prior to the Effective Time of the Reverse Split. The Purchase
Price represents an amount equal to the "fair value" per share of our Common
Stock as of March 1, 2006 as determined by an independent financial advisor engaged by our Board of Directors in connection with the Reverse Split. The
Purchase Price represents a discount to the average market price for our Common
Stock for the 30-day period immediately preceding the date of the announcement of the Reverse Split. Our Board of Directors established the Purchase Price in good faith, based upon fairness and other factors it deemed relevant, as described in more detail in the section "Fairness of the Reverse Split." The following are examples of the Purchase Price amount to be received by Cashed Out
Shareholders:

--------------------------------------------------------------------------------
HYPOTHETICAL SHARES HELD      EFFECT OF THE REVERSE SPLIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          500                 You will have the right to receive, in lieu of
                              fractional shares, $0.237 in cash for each
                              corresponding share of our Common Stock held
                              immediately prior to the Effective Time of the
                              Reverse Split calculated as follows: $0.237 X 500
                              shares = $118.50
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           1,000
                              You will have the right to receive, in lieu of
                              fractional shares, $0.237 in cash for each
                              corresponding share of our Common Stock held
                              immediately prior to the Effective Time of the
                              Reverse Split calculated as follows: $0.237 X
                              1,000 shares = $237.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPOTHETICAL SHARES HELD      EFFECT OF THE REVERSE SPLIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           5,000              You will have the right to receive, in lieu of
                              fractional shares, $0.237 in cash for each
                              corresponding share of our Common Stock held
                              immediately prior to the Effective Time of the
                              Reverse Split calculated as follows: $0.237 X
                              5,000 shares = $1,118.50.
--------------------------------------------------------------------------------

Q: IF I OWN FEWER THAN 25,000 SHARES, IS THERE ANY WAY I CAN CONTINUE TO BE A
SHAREHOLDER AFTER THE TRANSACTION?

A: If you currently own fewer than 25,000 shares of our Common Stock, you can continue to be our shareholder after the Effective Time of the Reverse Split by purchasing, in the open market or in private purchases, enough additional shares to cause you to own a minimum of 25,000 shares in a single account immediately prior to the Effective Time. However, we cannot assure you that any shares will be available for purchase prior to the Effective Time.

Q: IS THERE ANYTHING I CAN DO TO TAKE ADVANTAGE OF THE OPPORTUNITY TO RECEIVE
CASH FOR MY SHARES AS A RESULT OF THE TRANSACTION IF I CURRENTLY OWN MORE THAN
25,000 SHARES?

A: If you currently own 25,000 or more shares, you can receive cash for shares you own as of the Effective Time of the Reverse Split if you reduce your ownership of our Common Stock to fewer than 25,000 shares by selling a portion of such shares in the open market or otherwise transferring them. However, we cannot assure you that any purchaser for your shares will be available prior to the Effective Time.

Q: WHAT HAPPENS IF I OWN A TOTAL OF 25,000 OR MORE SHARES BENEFICIALLY, BUT I
HOLD FEWER THAN 25,000 SHARES OF RECORD IN MY NAME AND FEWER THAN 25,000 SHARES
WITH MY BROKER IN "STREET NAME"?

A: An example of this would be that you have 20,000 shares registered in your own name with our transfer agent and you have 5,000 shares registered with your broker in "street name." Accordingly, you are the beneficial owner of a total of
25,000 shares, but you do not own 25,000 shares of record or beneficially in the same name. If this is the case, as a result of the transaction, you would receive cash for the 5,000 shares you hold of record. You will also receive cash for the 20,000 shares held in street name. You can avoid this result by consolidating your holdings of 25,000 or more shares in a single account prior to the Effective Time of the Reverse Split.

Q: AM I ENTITLED TO DISSENTERS' RIGHTS?

A: Yes, under the CBCA, those shareholders whose fractional shares are cancelled and repurchased after the Reverse Split are entitled to dissenters' rights in connection with the Reverse Split with respect to those shares converted to cash. See "Appraisal and Dissenters' Rights."

Q: WHAT SHARES CAN I VOTE?

A: You may vote all shares of our Common Stock that you own as of the close of business on the record date, which is April [6], 2006. These shares include (1)
shares held directly in your name as the "holder of record," and (2) shares held for you in "street name" as the "beneficial owner" through a nominee (such as a broker or bank). Nominees may have different procedures and, if you own shares in street name, you should contact them prior to voting.

Q: SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A: No. Once the Reverse Split is consummated, we will send instructions on where to send your stock certificates and how you will receive any cash payments you may be entitled to receive.

Q: CAN I VOTE MY SHARES WITHOUT ATTENDING THE SPECIAL MEETING?

A: Whether you hold your shares directly as the shareholder of record or beneficially in "street name," you may direct your vote without attending the
Special Meeting. You may vote by signing your proxy card or, for shares held in
"street name," by signing the voting instruction card sent to you by your broker or nominee and mailing it in the enclosed, pre-addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct.
If you sign but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?"

Q: CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the
Special Meeting. For shares held directly in your name, you may change your vote by signing a new proxy card bearing a later date (which automatically revokes the earlier dated proxy card) or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not cause your previously signed proxy card to be revoked unless you specifically so request. For shares held beneficially by you in street name, you may change your vote only by submitting new voting instructions to your broker or nominee. Shares held in street name may not be voted by you at the meeting other than through voting instructions submitted to your broker or nominee before the meeting.

Q: WHAT ARE THE VOTING REQUIREMENTS TO APPROVE THE REVERSE SPLIT?

A: Approval of the Reverse Split will require the affirmative vote of a majority of the shares represented in person or by proxy at the Special Meeting.

Q: HOW ARE VOTES COUNTED?

A: You may vote "FOR," "AGAINST" or "ABSTAIN" on the Reverse Split. If you sign and date your proxy card with no further instructions, your shares will be voted
"FOR" the approval of the transaction, all in accordance with the recommendations of our Board of Directors.

Q: WHERE CAN I FIND THE VOTING RESULTS OF THE SPECIAL MEETING?

A: We will announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K filed with the SEC or by amending the Schedule 13E-3 filed in connection with the Reverse Split.

Q: IF THE REVERSE SPLIT IS APPROVED BY SHAREHOLDERS, DOES IT HAVE TO BE DECLARED
BY OUR BOARD OF DIRECTORS?

A: Yes. While our Board of Directors may proceed with the Reverse Split at any time without further notice to or action on the part of our shareholders, the
Board of Directors may also determine to delay or abandon the declaration of the
Reverse Split based on new or changed circumstances that, in its sole discretion, it believes merit such delay or abandonment.

                                 PROPOSAL NO. 1

                         TO EFFECT A REVERSE STOCK SPLIT

We are asking shareholders to approve the Reverse Split. The purpose of the
Reverse Split is to reduce the number of shareholders of our Common Stock below
300, thereby allowing the Company to terminate the registration of our Common
Stock under the Securities Exchange Act. As a result of terminating registration, we will no longer be required to comply with SEC Reporting
Obligations and can continue future operations as a non-reporting company. Thus, we will no longer bear the costs and administrative burdens associated with operating as a public reporting company subject to the SEC Reporting Obligations or the provisions of the Sarbanes Oxley. If the Reverse Split is approved, our shareholders who own 25,000 or more shares of our Common Stock in a discrete account immediately prior to the Effective Time of the Reverse Split will continue to be our shareholders. Those Continuing Shareholders will receive a cash payment for their fractional shares with respect to their accounts in which the number of shares held immediately prior to the Effective Time is not divisible by 25,000. Our shareholders who own fewer than 25,000 shares of our
Common Stock in any discrete account immediately prior to the Effective Time of the Reverse Split will receive a cash payment for their fractional shares and will cease to be our shareholders. Our Board of Directors has set the cash consideration to be paid to shareholders receiving cash payments in the Reverse
Split in lieu of fractional shares to be $0.237 (the "Purchase Price") per share for each corresponding share of our Common Stock held immediately prior to the
Effective Time.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ONE FOR 25,000
REVERSE STOCK SPLIT.

                                 SPECIAL FACTORS

PURPOSE OF THE PROPOSAL

The primary purpose of the Reverse Split is to enable us to reduce the number of our holders of record to fewer than 300. This will allow us to terminate the registration of our Common Stock under Section 12(b) of the Exchange Act and suspend our SEC Reporting Obligations and compliance with the Sarbanes-Oxley
Act, thereby relieving us of the costs and administrative burdens associated with operating as a company subject to the SEC Reporting Obligations. The
Reverse Spilt will also relieve the Company of the administrative burden of having a significant number of holders of a small number of shares. In addition, we will have greater flexibility in the management and governance of the
Company.

BACKGROUND OF THE REVERSE SPLIT

Mr. Reiss, in his capacity as an officer of the Company discussed with counsel,
Mr. Steven Randall of Michael Best & Friedrich LLP ("Michael Best") the
requirements of Sarbanes Oxley in the Spring of 2005. Also in the Spring of
2005, Mr. Reiss and Mr. Stu Brown, the Company's Chief Financial Officer,
discussed the cost of compliance with Mr. Randall and Mr. Jay Mayer of Wipfli, the Company's independent registered public accounting firm. Our Board of
Directors began considering the issues that led to this proposal when Mr. Reiss gave a verbal presentation of the data regarding compliance with Sarbanes Oxley at an informal meeting of our Board of Directors in the Spring of 2005 and the
Board began discussing the option of the Company undertaking a going private transaction. At that time, the Board authorized the officers and directors of the Company to evaluate whether we were realizing any material benefit by being a publicly traded company given the costs of maintaining our SEC Reporting
Obligations, coupled with the limited liquidity and trading volatility associated with the limited trading volume of our Common Stock.

Later in the Spring of 2005, Mr. Reiss discussed with Mr. Randall going private and transaction alternatives and procedures for deregistering our shares. See
"Structure of the Reverse Split -- Alternative Transactions Considered" for a
discussion of alternative transactions discussed with Mr. Randall and considered by the Board of the Directors. On one occasion in 2005, Mr. Reiss engaged in an informal discussion with Mr. Darin Pratt, the Company's independent director, regarding taking the Company private. Other than discussions with Mr. Reiss in his capacity as an officer of the Company, no insiders or other affiliates of the Company approached the Board about undertaking a going private transaction.

On June 9, 2005, Mr. Reiss participated in a telephone conference with Mr.
Randall and other Michael Best attorneys regarding the legal process for implementing the Reverse Split. Among other things, the meeting attendees discussed a time schedule for closing the transaction, the state law requirements applicable to the Reverse Split, and the SEC filings required in connection with the Reverse Split.

Following the telephone conference with counsel, a special meeting of the Board of Directors was held on June 9. Mr. Reiss discussed with our Board of Directors the Company's current operations. He noted that the Company continued to engage in marketing of its products and implementation of its business plan. He advised the directors that a larger, more established and well financed competitor had begun competing in the health food diaper market where the Company focuses its marketing efforts. He

explained to the directors that the Company currently employed only six full time employees and that the Company had limited resources to effectively compete against the new competitor. He further advised the directors that implementation of the Company's business plan, in light of increased competition in its market, made it increasingly critical that the Company deploy its human capital in an efficient and strategic manner. In addition, he led the Board in a general discussion of the costs incurred by the Company in connection with its SEC
Reporting Obligations and the option of deregistration.

Our Board of Directors agreed that the increasing costs of operating as a reporting company placed the Company at a competitive disadvantage. The directors considered the evolution of the Company over the past two years and observed that although the sale of the manufacturing facility had reduced the prospect of further losses and possible bankruptcy, it substantially reduced the market capitalization of the Company. Our Board of Directors further acknowledged that as a consequence of the reduction in our market capitalization, trading volume in the Common Stock declined and our shareholders were unable to benefit from liquidity traditionally associated with publicly traded companies. Our Board of Directors agreed that at this juncture in the
Company's history its public company status was not a material component in the implementation of its business plan, except for the costs associated with public status. The directors viewed the reduction in capitalization, current operations of the Company and the current competitive environment to be significant factors favoring a realignment of the Company's resources by reducing the costs associated with SEC Reporting Obligations. After full discussion with Ms. Schenk and Mr. Reiss and consultation with Mr. Randall and Mr. Mayer, our Board of
Directors approved the Reverse Split. The directors agreed that deregistering our shares of Common Stock was a course of action that would be in the best interests of the Company and its shareholders. The directors further agreed that the most efficient option for achieving deregistration was a reverse stock split.

In addition, at the June 9 meeting, our Board of Directors approved the engagement of Appraisal Excellence, LTD, an independent professional valuation organization (the "Financial Advisor" or "Appraisal Excellence"), to provide our
Board of Directors with an independent valuation of the Common Stock. The
Financial Advisor's engagement letter, dated June 10, 2005, included estimated fees between $4,500 and $7,000 for professional and administrative services incurred in connection with the report. As of the date of this Proxy Statement, the Company has paid fees of $13,500 for services provided by the Financial
Advisor.

We filed a Current Report on Form 8-K with the SEC announcing the Reverse Split on June 13, 2005.

On June 15 and July 21 of 2005, Mr. Brown met with Mr. Wanke to discuss the
Company's business, the financial data provided to Mr. Wanke and the Company's forecasts. On August 19, 2005, the Financial Advisor provided a draft copy of its report to our Board of Directors. At a special meeting of our Board of
Directors held that same day, our Board of Directors discussed the draft report, the fair value per share determination and the underlying analysis. The
Financial Advisor delivered his final report on August 20, 2005. The Financial
Advisor's draft report did not differ materially from the final report.

At a meeting of our Board of Directors held on August 22, 2005, our Board of
Directors further considered the report regarding the valuation of our Common
Stock. Among other things, the directors reviewed the assumptions and limitations noted in the report, the valuation methodologies used and the relationship between the fair value price determined as of August 18, 2005 and the market price of the Common Stock. Our Board of Directors concluded that the methodologies employed by the Financial Advisor and the analysis undertaken were reasonably designed to determine the fair value of the Common Stock and adopted the Financial Advisor's analysis of the trading prices, results of operations and projected future results in determining the Purchase Price. No financial appraisals, other than that of the Financial Advisor were considered by the
Board. The Financial Advisor's report relates to the fair value per share of the
Common Stock as of a particular date, but does not relate to the fairness of the consideration in the Reverse Split. Accordingly, our Board of Directors
ultimately determined the price to be paid to Cashed Out Shareholders and the
Financial Advisor made no recommendation as to such price. Among other things, our Board of Directors considered a Purchase Price that included an unspecified premium to the fair value price per share as determined by the Financial
Advisor. Our Board of Directors did not consider adopting a Purchase Price that represented a discount to the fair value price per share determined by the
Financial Advisor.

Our Board of Directors then considered the price to be paid to those shareholders to be cashed out in the Reverse Split, beginning their discussion with considering the advisability of setting the cash price per share at the fair value price of $0.226 per share as determined by the Financial Advisor.
Among other things, our Board of Directors expressed its desire that Cashed Out
Shareholders receive a fair price for fractional shares. Our Board of Directors further expressed its desire, taking into account the interests of continuing shareholders, that the price per share paid to Cashed Out Shareholders not be excessive. Our Board of Directors then considered the advisability of paying a price per share that was a premium to or a discount to the fair value price per share determined by the Financial Advisor. Among other things, in considering factors impacting the fairness of a premium or a discount, our Board of
Directors observed:

      o     The analysis set forth in the Financial Advisor's report provided a reasonable basis for determining the fair value per share.

      o     Nothing in the Company's near term operating projections indicated
            that it was appropriate to adjust the Financial Advisor's fair value determination.

      o     Cashed out shareholders would receive cash without paying
            transaction costs.

      o     Those shareholders who wished to avoid being cashed out would have an opportunity to attempt to purchase additional shares in the market.

After engaging in a full discussion, our Board of Directors concluded that the fair value per share of $0.226 as of August 18, 2005, as determined by the
Financial Advisor, was a fair price to be paid to Cashed Out Shareholders and that payment of such amount was fair to the unaffiliated Continuing
Shareholders. In establishing the price per share to be paid to Cashed Out
Shareholders, our Board of Directors agreed that both affiliated and unaffiliated shareholders would be treated the same in the transaction --
fractional shares held by board members and officers of the Company would be cashed out in the transaction. Our Board of Directors concluded that the interests of affiliated and unaffiliated shareholders were aligned with respect to the price to be paid for cashed out shares. Given this alignment of interests, our Board of Directors agreed that they were capable of representing the interests of unaffiliated shareholders in determining the fairness of the transaction and the price per share to be paid to cashed out shareholders.
Accordingly, our Board of Directors:

      o     unanimously approved the terms of the Reverse Split;

      o     determined that holders of fractional shares following the Reverse
            Split will receive $0.226 per share for each corresponding share of our Common Stock;

      o     concluded that the Reverse Split was substantively and procedurally fair to all our shareholders who will be Continuing Shareholders in the Reverse Split and to our shareholders who will be, including the proposed cash consideration to be paid to Cashed Out
            Shareholders in the Reverse Split whose shares are converted to cash as a result of the Reverse Split; and

      o     determined that the Reversed Split should be submitted to a vote of the shareholders of the Company.

Between September and November of 2005, the SEC Division of Enforcement
performed a review of the Company's 2004 stock purchase program. Management elected to delay undertaking the Reverse Split until the review had been completed. Following the review, the Company filed its preliminary proxy statement and Schedule 13E-3 with the SEC on December 14, 2005.

During a February 10, 2006 telephonic meeting of our Board of Directors, the directors considered alternative methods of financing the Reverse Split. Mr.
Reiss and Ms. Schenk verbally committed to finance the Reverse Split on the same terms as loans previously made to the Company. Our Board of Directors discussed financing options and concluded that the Company would not be able to secure financing on favorable terms from a third party. Our Board of Directors viewed the financing terms presented by Mr. Reiss and Ms. Schenk to be commercially reasonable. In addition, the directors agreed that it was in the best interests of both the Company and unaffiliated Cashed Out Shareholders and Continuing
Shareholders to move forward with the Reverse Split and to secure financing on favorable terms. The directors agreed to review the financing arrangement periodically in the event that financing could be secured from a third party on more favorable terms.

In addition, during the February 10 meeting, our Board of Directors requested that management engage the Financial Adviser to update its analysis and advise the directors of its determination of the Company's current valuation. The directors authorized management to provide the Financial Adviser with current public and non-public information regarding the Company's operations, finances and forecasts.

On March 8, 2006 the Financial Adviser delivered to our Board of Directors a supplement to its report, dated as of August 18, 2005. The supplement, dated as of March 1, 2006, included a finding by the Financial Adviser that the fair value of the Common Stock was $0.237 as of March 1, 2006. The directors discussed the information provided to the Financial Adviser in connection with the supplemental report with management and concluded that all material information regarding the Company's financial condition and its forecasts had been provided to and considered by Appraisal Excellence. The directors then considered the amount to be paid to Cashed Out Shareholders. Our directors concluded that a price equal to the fair value per share, as determined by
Appraisal Excellence, was fair to both the unaffiliated Cashed Out Shareholders and Continuing Shareholders. Accordingly, our Board of Directors, including the independent director, determined that the Company would pay $0.237 per share to
Cashed Out Shareholders for fractional shares.

SPECIAL DISCUSSION REGARDING AFFILIATED SHAREHOLDERS AND THE REVERSE SPLIT

Following consummation of the Reverse Split, our affiliated shareholders'
percentage ownership of the Company will increase on a relative basis the same as the increase realized by unaffiliated shareholders. Approximately 7% of our
Continuing Shareholders will be affiliates of the Company and approximately 93%
of our continuing shareholders will be unaffiliated shareholders. Our affiliated
Continuing Shareholders, Mr. Reiss and Ms. Schenk will own approximately 63% of our outstanding Common Stock following the Reverse Split.

                                       10

Although all affiliated shareholders will continue as shareholders of the
Company following the Reverse Split, and a significant number of unaffiliated shareholders will be cashed out, our Board of Directors did not believe that this distinction precluded it from acting in the best interests of the Company and its unaffiliated shareholders who are Cashed Out Shareholders and Continuing
Shareholders because the unaffiliated shareholders interests were adequately represented by the independent director. In addition, the consideration to be paid in connection with the Reverse Split has been determined in good faith by our Board of Directors based, in part, on the fair value of our Common Stock as determined by an independent financial advisor, and the Cashed Out Shareholders will receive consideration equal to the fair value per share of the Common Stock as determined by the Financial Advisor.

THE COMPANY'S REASONS FOR THE REVERSE SPLIT

Substantial Reduction in Assets and Revenues

On November 19, 2001, we sold substantially all of our manufacturing assets to
National Presto Industries, Inc. ("Presto") in exchange for the assumption by
Presto of $7,650,000 in the Company's outstanding debt obligations. The assets we sold included all of our inventory, machinery, equipment, contracts, receivables and prepaid expenses. We retained certain of our intangible assets, including, without limitation, the intellectual property rights related
Tushies(R), Tender Care(R) Tushies Diapers, TushiesWipes, TenderCareDiapers
Plus, TenderCareWipes, and certain natural/environmental products. We also retained our facility located at 675 Industrial Boulevard, Delta, Colorado, and our rights as a plaintiff in a class action suit against Sloan's Supermarkets,
Inc. This reduction in assets resulted in a significant decline in our market capitalization and the interest of investor's in purchasing Company stock. This diminished interest has made our status as a public company less valuable to the
Company and to our shareholders.

      The following table sets forth our revenues over the past four years:

--------------------------------------------------------------------------------
                         2005           2004          2003           2002
--------------------------------------------------------------------------------
      Net Revenue     $3,094,300     $3,184,003    $3,666,758    $4,165,094
--------------------------------------------------------------------------------

We experienced a 24% reduction in revenue between 2002 through 2004. Our revenues fell by 26% between 2002 and 2005. Our net income was $17,147 and
$468,926 in 2004 and 2003, respectively.

Substantial Compliance and Administrative Cost Savings

We incur direct and indirect costs associated with our status as a reporting company. Among the most significant are the costs associated with compliance with the SEC Reporting Obligations. These costs include, but are not limited to:
auditing fees; legal fees; financial printer fees; and miscellaneous clerical and other administrative expenses, such as word processing, conversion to EDGAR, telephone and fax charges associated with the filing of periodic reports with the SEC.

Based on our experience in prior years, the Company's direct costs of complying with the SEC Reporting Obligations are estimated to be approximately $104,000 annually, based on estimated annual audit and accounting fees of $23,500, estimated annual legal fees of $18,400, estimated financial printer fees of
$2,500, estimated transfer agent fees of $600, estimated costs associated with filing reports with the SEC (including internal administrative staff) of $48,760 and estimated miscellaneous costs of $10,500. These costs are substantial when compared to the Company's total general operating expenses for 2004 of $886,640.

Indirect costs associated with compliance with the SEC Reporting Obligations include, among other things, the time our executive officers expend to prepare and review the Company's periodic reports, which the Company estimates requires
10% of the total time the executive officers expend in the management of the
Company. Because the Company has only a few executive personnel and only a total of five full time employees at the parent company level, these indirect costs are substantial. Accordingly, we may incur considerably more than $104,000 in costs annually in connection with our SEC Reporting Obligations.

As a comparison, the Company estimates that the one-time fees payable in connection with the Reverse Split will be approximately $65,000, excluding the aggregate cash consideration of $268,526.04 the Company estimates will be payable for fractional shares resulting from the Reverse Split. Following the
Reverse Split, we anticipate that the Company will continue to incur some costs associated with soliciting proxies for purposes of its annual meeting as required under Colorado law, as well as meeting other state corporate law requirements. However, those costs should be significantly less than the direct and indirect costs of complying with the SEC Reporting Obligations as described above.

Our Board of Directors considered the cost to the Company of continuing to file periodic reports with the SEC and complying with the proxy and annual report requirements under the Exchange Act compared to the benefits to the Company and its shareholders of continuing to operate as a public company. Under the circumstances, for the reasons discussed below under "No Capital from Public
Sector," our Board of Directors determined that the benefits that the Company and its shareholders would typically expect to derive from the Company's status as a public company are not being realized and are not likely to be realized in the foreseeable future. As

                                       11

discussed below under "No Capital from Public Sector," we do not anticipate that the benefits of being a public company will have a material impact on the
Company. As a result, our Board of Directors concluded that the elimination of the costs of complying with SEC Reporting Obligations outweighed the benefits of continuing to incur such costs.

The Company is, therefore, undertaking the Reverse Split at this time to save the Company the substantial costs, which are expected to increase over time, and resources required to comply with the SEC Reporting Obligations, Sarbanes Oxley and other obligations associated with operating as a reporting company. However, the actual savings to be realized from terminating eliminating our SEC Reporting
Obligations and Sarbanes Oxley compliance requirements may be higher or lower than such estimates.

Limited Benefit of Public Company Status

No Capital from Public Sector

Our Board believes that the Company is not likely to be able to take advantage of the capital available through the public markets, and our management has no present intent to raise capital through sales of the Company's securities in a public offering or to acquire other business entities using the Company's Common
Stock as the consideration for such acquisition. Accordingly, the Company has not and is not likely to make use of, or benefit from, the advantages generally associated with operating as a reporting company.

Lack of Trading Market

Although our status as a public company makes us eligible to trade on the OTCBB, as a practical matter, our listing on the OTCBB is of limited benefit to our
Company and to our shareholder. Historically, our Common Stock has been thinly traded and our shareholders have experienced limited and sporadic liquidity.
Given the historical trading patterns, our Board of Directors concluded that elimination of our Common Stock listing on the OTCBB would have only a marginal, if any, affect on the liquidity of our Common Stock.

STRUCTURE OF THE REVERSE SPLIT

Our Board of Directors has approved the submission of the Reverse Split to a vote of our shareholders and recommends the transaction for your approval. Our
Board of Directors has, however, retained the final authority to determine if and when to effectuate the Reverse Split. Notwithstanding authorization of the proposed transaction by our shareholders, our Board of Directors may elect to delay or even abandon the Reverse Split at any time without further action by our shareholders. The decision whether to delay or abandon the Reverse Split is within the sole discretion of our Board of Directors. While any such delay or abandonment is unlikely, our Board reserves the right to delay or abandon the declaration of the Reverse Split if in the Board's judgment, new or changed circumstances warrant such a decision. We currently expect to close the Reverse
Split following approval by shareholders on or prior to May 10, 2006.

As of March 1, 2006, there were 7,493,978 shares of our Common Stock outstanding and approximately 891 holders of record. As of such date, approximately 864 holders of record held fewer than 25,000 shares of our Common Stock. As a result, we believe that the Reverse Split will reduce the number of our holders of record to approximately 10, while reducing the number of outstanding shares to approximately 300 post - Reverse Split shares. The shares we purchase will be retired and the outstanding shares eliminated by the Reverse Split will become authorized but unissued shares.

In determining whether you are a Continuing Shareholder or Cashed Out
Shareholder with respect to any discrete account, we intend to treat shareholders holding Common Stock in street name through a nominee (such as a bank or broker) in the same manner as shareholders whose shares are held of record in their own names, and nominees will be instructed to effect the Reverse
Split for their beneficial holders. Accordingly, we also refer to those street name holders who receive a cash payment instead of fractional shares as
"Cashed-Out Shareholders" with respect to shares for which they receive a cash payment. Nominees may have different procedures for effecting the Reverse Split and shareholders holding shares in street name should contact their nominees and following any supplemental instructions provided by such nominees.

The Reverse Split can be illustrated by the following examples:

--------------------------------------------------------------------------------
HYPOTHETICAL FACTS                         EFFECT OF THE REVERSE SPLIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Single Account

Mr. Smith holds 25,000 shares of           Mr. Smith will be considered a
common stock in his account in the         Continuing Shareholder in the
name of Mr. A before the Effective         Reverse Split with respect to this
Time of the Reverse Split as               account. Mr. Smith will not have
reflected on the record books of           the right to receive cash in the
the Company                                Reverse Split. If Mr. Smith
                                           surrenders the stock certificate
                                           representing the pre-split shares,
                                           the Company will deliver to Mr.
                                           Smith a new stock certificate
                                           representing one post-split share
                                           of Common Stock.
--------------------------------------------------------------------------------

                                       12

--------------------------------------------------------------------------------
Multiple Accounts
(Individual and Street Name)

Account 1: Mr. Jones holds 25,000          Mr. Jones will be considered a
shares of common stock in and              Continuing Shareholder in the
account with Mr. Jones as the              Reverse Split with respect to
record holder at the Effective Time        Account 1. Mr. Jones will receive
of the Reverse Split as reflected          no cash in the Reverse Split with
on the record books of the Company         respect to the shares held in
                                           Account No. 1. If Mr. Jones
                                           surrenders the stock certificate
                                           representing the pre-split shares,
                                           the Company will deliver to Mr.
                                           Jones a new stock certificate
                                           representing the one post-split
                                           share of Common Stock.
--------------------------------------------------------------------------------
Account 2: Mr. Jones holds 10,000          Mr. Jones will be considered a
shares of common stock in a                Cashed Out Shareholder in the
brokerage account recorded on the          Reverse Split with respect to this
books of the Company in the name of        account. Mr. Jones will have the
the nominee, Cede Co.                      right to receive, in lieu of
                                           fractional shares, $0.237 in cash
                                           for each corresponding share of our
                                           Common Stock held immediately prior
                                           to the Effective Time of the
                                           Reverse Split calculated as
                                           follows: $0.237 X 10,000 shares =
                                           $2,370.
--------------------------------------------------------------------------------
Multiple Accounts (Street Name)

Account 1: Mr. Brown holds 25,100          Mr. Brown will be considered both a
shares of common stock in Account 1        Continuing Shareholder and Cashed
with Broker X before the Effective         Out Shareholder in the Reverse
Time of the Reverse Split recorded         Split with respect to Account 1.
on the books of the Company in the
name of the nominee, Cede Co.

                                             o  If Mr. Brown surrenders the
                                                stock certificate representing
                                                the pre-split shares, the
                                                Company will deliver to Mr.
                                                Brown a new stock certificate
                                                representing one post-split
                                                share of Common Stock.

                                             o  Mr. Jones will have the right to
                                                receive, in lieu of fractional
                                                shares, $0.237 in cash for each
                                                corresponding share of our
                                                Common Stock held immediately
                                                prior to the Effective Time of
                                                the Reverse Split calculated as
                                                follows: $0.237 X 100 shares =
                                                $23.70.
--------------------------------------------------------------------------------
Account 2: Mr. Brown holds 5,000           Mr. Brown will be considered a
shares of common stock in Account 2        Cashed Out Shareholder in the
with Broker Y before the Effective         Reverse Split with respect to this
Time of the Reverse Split recorded         account. Mr. Brown will have the
on the books of the Company in the         right to receive, in lieu of
name of the nominee, Cede Co.              fractional shares, $0.237 in cash
                                           in shares for each corresponding
                                           share of our Common Stock held
                                           immediately prior to the Effective
                                           Time of the Reverse Split
                                           calculated as follows: $0.237 X
                                           5,000 shares = $1,185.
--------------------------------------------------------------------------------

The Company has no current plan to effectuate a squeeze-out merger following consummation of the Reverse Split. Stated differently, the Company has no current plan to engage in a merger in which minority shareholders are, in effect, forced to sell their stock under the terms of the merger.

POSITION OF THE COMPANY ON FAIRNESS OF THE REVERSE SPLIT TO UNAFFILIATED
SHAREHOLDERS

Our Board of Directors believes that the terms of the Reverse Split are substantively and procedurally fair to and in the best interests of our unaffiliated shareholders. No director dissented from this position or abstained from any vote on the transaction. In reaching this conclusion as to fairness, our Board of Directors considered a range of factors, including those described below.

Fairness to Cashed Out Shareholders

Our Board of Directors determined that a Purchase Price will fairly compensate those unaffiliated shareholders required to sell their Common Stock in connection with the Reverse Split. In determining that the Purchase Price of
$0.237 per share was fair to Cashed Out Shareholders, our Board of Directors considered a number of material factors, including:

Valuation Provided By Independent Financial Adviser

Our Board of Directors engaged an independent financial advisor to provide the directors with an independent appraisal of the fair value of the Common Stock.
Following review of the Financial Advisor's report regarding the fair value per share of our Common Stock and consultation with the Financial Advisor regarding its analysis of the Company's valuation, our Board of Directors decided to set the Purchase Price at the amount which the Financial Advisor determined to be the fair value per share, as of March 1, 2006.

                                       13

Our Board of Directors believed that the fair value per share as determined by the Financial Advisor was a fair price per share to pay to shareholders for fractional shares and adopted the Financial Advisor's analysis in reaching its decision.

Liquidity With No Fees

The Reverse Split provides our Cashed Out Shareholders who will receive cash in lieu of fractional shares with:

      o     certainty of value;

      o     immediate liquidity in an otherwise thinly traded security; and

      o     an opportunity to pursue other investment alternatives.

In addition, our Cashed Out Shareholders will incur no brokerage or other transaction costs in connection with the cash payment.

Other Consideration

o     Our Board of Directors reviewed the historical financial performance of the Company and its financial results and considered the historical market prices and trading activity of the Company's common stock.

o     The Reverse Split will provide consideration to Cashed Out Shareholders entirely in cash which will allow them to pursue other investment alternatives.

o     There has historically been a small public float of the Company's common stock, resulting in a lack of liquidity as evidenced by relatively low trading volumes.

o     The Board of Directors received a written opinion of Appraisal Excellence, its independent financial advisor, that as of March 1, 2006 and based upon and subject to the assumptions, limitations and qualifications set forth in its opinion, the fair value of the Common Stock was $0.237 per share.

o     The Board of Directors found persuasive the conclusions of the independent director as to the fairness of the Reverse Split to the unaffiliated shareholders.

o     The Reverse Split requires the approval of at least 50% of the votes entitled to be cast at the special meeting by the holders of the outstanding shares of common stock.

o     The financing of the Reverse Split by the Participating Shareholders will be on terms favorable to the Company.

o     Under Colorado law, shareholders who do not vote in favor of approval of the Reverse Split and who otherwise comply with the procedures for perfecting dissenters' rights under applicable statutory provisions of
      Colorado law may demand payment of the "fair value," as determined in accordance with Colorado law, of their shares in cash in connection with the consummation of the Reverse Split, which may be determined to be more or less than the $0.237 per share.

The structuring of the transaction so that approval of a majority of the unaffiliated shareholders was required was not deemed appropriate because (i) it would increase transaction expenses and (ii) prolong consummation of the transaction, which would have an adverse effect on the cash available to pay
Cashed Out Shareholder and a negative financial impact on the Company. Retention of an unaffiliated representative to act solely on behalf of unaffiliated security holders was not deemed appropriate in connection with the transaction because (i) the unaffiliated shareholders were effectively represented by the independent director; and (ii) the determination of the consideration to be paid by the Company as consideration in the Reverse Split was made by an independent financial advisor. In addition, the Reverse Split was approved by a majority of the directors of the Company who are not employees of the Company.

Fairness to Continuing Shareholders

Opportunity for Continuing Shareholders to Participate in the Company's Future
Successes

Our Continuing Shareholders will have the opportunity to participate in our
Company's future growth and earnings, if any. They will also realize the potential benefits to our business of the termination of the registration of our
Common Stock under the Exchange Act, including reduced expenses as a result of the elimination of our SEC Reporting Obligations and Sarbanes-Oxley Act
compliance requirements.

More Efficient Deployment of Resources

In addition to Mr. Reiss, Ms. Schenk and Mr. Brown, we have only four full time employees. With the elimination of SEC Reporting Obligations, our management team will be able to devote more of its time to implementation of our business plan. This is particularly

                                       14

critical as we have experienced an increase in competition, that could significantly jeopardize our market share if our management is not focused on our strategic goals.

Increased Operational Flexibility

Our Board of Directors believes that consummating the Reverse Split and ending our status as a reporting company will enable management to concentrate its efforts on our long-term growth, free from the constraints and distractions of public ownership. Our Board of Directors believes that we will benefit more if their business decisions can be made with a view toward long-term growth and with less emphasis on the effect of decisions upon the short-term earnings and the consequent short-term effect of such earnings on the market value of our
Common Stock.

In reaching its determination that the Reverse Split are substantively and procedurally fair to and in the best interests of the Company's unaffiliated shareholders who are Continuing Shareholders and Cashed Out Shareholders, our
Board of Directors determined that the analysis of the Financial Advisor was reasonable and adopted the analysis of the Financial Advisor as to the fair value of the Common Stock.

POSITION OF THE PARTICIPATING SHAREHOLDERS ON FAIRNESS OF THE REVERSE SPLIT TO
UNAFFILIATED SHAREHOLDERS

The Participating Shareholders believe that the terms and conditions of the
Reverse Split are substantively and procedurally fair to the unaffiliated shareholders who are Continuing Shareholders and who are Cashed Out
Shareholders. This determination is based on the following factors:

o     The Participating Shareholders reviewed the historical financial performance of the Company and its financial results and believe the merger price of $0.237 per share is fair based on that review.

o     The Participating Shareholders considered the historical market prices and trading activity of the Company's common stock.

o     The Reverse Split will provide consideration to Cashed Out Shareholders entirely in cash which will allow them to pursue other investment alternatives.

o     There has historically been a small public float of the Company's common stock, resulting in a lack of liquidity as evidenced by relatively low trading volumes.

o     The Board of Directors received a written opinion of Appraisal Excellence, its independent financial advisor, that as of March 1, 2005 and based upon and subject to the assumptions, limitations and qualifications set forth in its opinion, the fair value of the common stock is $0.237 per share.

o     The Participating Shareholders found persuasive the conclusions of the independent director as to the fairness of the merger to the unaffiliated shareholders.

o     The Reverse Split requires the approval of at least 50% of the votes entitled to be cast at the special meeting by the holders of the outstanding shares of common stock.

o     The financing of the Reverse Split by the Participating Shareholders will be on terms favorable to the Company.

o     Under Colorado law, shareholders who do not vote in favor of approval of the Reverse Split and who otherwise comply with the procedures for perfecting dissenters' rights under applicable statutory provisions of
      Colorado law may demand payment of the "fair value" of their shares in cash in connection with the consummation of the Reverse Split, which may be determined to be more or less than the $0.237 per share.

In reaching their determination that the Reverse Split are substantively and procedurally fair to and in the best interests of the Company's unaffiliated shareholders who are Cashed Out Shareholders and Continuing Shareholders, the
Participating Shareholders determined that the analysis of the Financial Advisor was reasonable and adopted the analysis of the Financial Advisor as to the fair value of the common stock. The Participating Shareholders also adopted the analysis of our Board of Directors.

The Participating Shareholders agreed with our Board of Directors determination that structuring the transaction so that approval of a majority of the unaffiliated shareholders was required was not deemed appropriate because (i) it would increase transaction expenses and (ii) prolong consummation of the transaction. Further, the Participating Shareholders concluded that retention of an unaffiliated representative to act solely on behalf of unaffiliated security holders was not deemed appropriate in connection with the transaction because
(i) the unaffiliated shareholders were effectively represented by the independent director; and (ii) in determining the consideration to be paid by the Company as consideration in the Reverse Split, our Board of Directors relied on the Financial Advisor's determination of the fair value of the Common Stock.
In addition, the Participating Shareholder viewed the fact that the

                                       15

Reverse Split was approved by a majority of the directors of the Company who are not employees of the Company as a safeguard in favor of the interests of the unaffiliated shareholders.

OTHER FACTORS REFLECTING FAIRNESS OF THE REVERSE SPLIT

Ability of All Shareholders to Control Whether They Are Cashed Out or Continue
as Shareholders

Our Board of Directors believed the structure of the transaction to be fair to our shareholders because it allows them a measure of control over the decision of whether to remain shareholders after the transaction, or to receive the cash consideration offered in connection with the Reverse Split. Current holders of fewer than 25,000 shares of our Common Stock can remain as our shareholders, even if the Reverse Split is consummated, by acquiring additional shares so that they own at least 25,000 shares of our Common Stock immediately before the
Effective Time of the Reverse Split. Conversely, shareholders that own 25,000 or more shares of our Common Stock can reduce their holdings to fewer than 25,000 shares by selling shares prior to the transaction.

Because our Common Stock is thinly traded:

      o     The acquisition of additional shares may be difficult; and

      o     You may be unable to acquire greater than 25,000 shares of our
            Common Stock.

Change in Percentage Ownership of Officers and Directors

Our Board of Directors also believes that the terms of the transaction impact affiliated and unaffiliated shareholders in exactly the same way. An estimated
18% out of 7,493,978 shares of our Common Stock would be eliminated as a result of the Reverse Split, but the percentage ownership held by officers and directors will increase proportionally with all other Continuing Holders. For example, our affiliated shareholders currently beneficially own approximately
14.24% and 36.76%, respectively, of the outstanding shares of our Common Stock and will beneficially own approximately 17.43% and 45.65%, respectively, of our
Common Stock following completion of the Reverse Split, an increase of 3.19% and
8.89%, respectively.

Although all affiliated shareholders will continue as shareholders of the
Company following the Reverse Split, and a significant number of unaffiliated shareholders will be cashed out, our Board of Directors did not believe that this distinction precluded it from acting in the best interests of the Company, the Cashed Out Shareholders and the Continuing Shareholders because such shareholders interests were represented by the independent director, the consideration to be paid by the Company as consideration in the Reverse Split was determined by our Board of Directors based, in part, on the Financial
Advisor's determination of the fair value of the Common Stock.

Net Book Value

As of December 31, 2005, the book value per share of outstanding Common Stock was approximately $0.03. Our Board of Directors did not consider book value relevant to the fair value of the Common Stock because book value approximates a liquidation value and liquidation is not a viable alternative for the Company because its assets generally doe not exceed outstanding debt and its inventory would experience a significant marked down in the event of a liquidation sale.

Going Concern Value/Liquidation Value

Because liquidation is not a viable option for the Company, our Board of
Directors took a going concern approach and determined that the analysis of the
Financial Advisor was reasonable in this respect. Based on the information generally available to the public regarding TenderCare, the industry in which we compete, information presented by the Financial Advisor, and the Company's ongoing operations and business plans, our Board of Directors determined that the fair value determination of the Financial Advisor generally reflected the value of our common stock on a going concern basis.

Certain Negative Aspects of the Reverse Split

Our Board also considered a variety of risks and other potentially negative factors concerning the Reverse Split, including the following.

Substantial or Complete Reduction of Public Sale Opportunities for Our
Shareholders

Following the Reverse Split, we anticipate that the already limited market for shares of our Common Stock will be reduced or eliminated altogether. Our shareholders may no longer have the option of selling their shares of our Common
Stock in a public market. While shares may be quoted in the Pink Sheets for some period of time, any such market for our Common Stock may be highly illiquid after the suspension of our SEC Reporting Obligations.

                                       16

Decrease in Publicly Available Information

Upon terminating the registration of our Common Stock under the Exchange Act, our SEC Reporting Obligations will be suspended. As a result, the information regarding our operations and financial results that is currently available to the general public and our investors will not be available after we have terminated our registration. Upon the suspension of our SEC Reporting
Obligations, investors seeking information about us may have to contact us directly to receive such information. We cannot assure you that we will be in a position to provide the requested information to an investor. While our Board of
Directors acknowledges the circumstances in which such termination of publicly available information may be disadvantageous to some of our shareholders, our
Board of Directors believes that the overall benefit to the Company to no longer be a reporting company substantially equal to approximately $20,000 annually outweighs the disadvantages to those shareholders.

Possible Material Decline in the Value of Our Shares

Because of the limited liquidity for the shares of our Common Stock following the consummation of the Reverse Split and the diminished opportunity for our shareholders to monitor actions of our management due to the lack of public information, Continuing Shareholders may experience a decrease in the value of their shares of our Common Stock, which decrease may be significant.

Inability to Participate in Any Future Increases in Value of Our Common Stock

Cashed Out Shareholders will have no further financial interest in our Company and thus will not have the opportunity to participate in any potential appreciation in the value of our shares, including without limitation, if we were to become a reporting company again in the future. Our Board of Directors determined that this factor does not make the transaction unfair to shareholders, because those shareholders who wish to remain shareholders after the reverse stock split can do so by acquiring additional shares so that they own at least 25,000 shares of our Common Stock before the Effective Time of the
Reverse Split.

Income Tax Liability

The cash received for fractional shares will be taxable to our shareholders. Our
Board of Directors sought to mitigate this liability by providing a means by which Cashed Out Shareholders can liquidate their shares without incurring broker fees.

Although our Board of Directors considered the negative factors described above, it concluded that the benefits of the Reverse Split outweighed the negative aspects and that the proposed transaction was fair to and in the best interest of our shareholders, including our unaffiliated shareholders.

This discussion of the information and factors considered by our Board of
Directors in reaching its conclusions includes all material factors considered by our Board of Directors, but is not intended to be exhaustive. In view of the wide variety of factors considered by our Board of Directors in evaluating the
Reverse Split, our Board of Directors did not find it practicable, and did not attempt, to quantify, rank or otherwise assign relative weight to those factors.
In addition, different members of our Board of Directors may have given different weight to different factors.

Recommendation of Our Board of Directors; Fairness of the Reverse Split

Our Board of Directors has unanimously approved the Reverse Split and declared it advisable, in the best interests of, and substantively and procedurally fair to, the Company's unaffiliated shareholders, whether they are cashed out or remain as shareholders of the Company. Our Board of Directors recommends that shareholders vote "FOR" approval of the Reverse Split.

Provisions For Unaffiliated Shareholders

Neither the Company, nor any executive officer or director thereof nor any person controlling the Company has made any provision in connection with the
Reverse Split to grant unaffiliated shareholders access to the corporate files of the Company or to obtain counsel or appraisal services at the expense of the
Company.

EFFECTS ON SHAREHOLDERS WITH FEWER THAN 25,000 SHARES OF COMMON STOCK

If the Reverse Split is implemented, shareholders holding fewer than 25,000 shares of our Common Stock in a discrete account immediately prior to the
Effective Time of the Reverse Split will:

      o     not receive a fractional share of Common Stock as a result of the
            Reverse Split;

      o     receive cash for fractional shares based on the Purchase Price per share of our Common Stock of $0.237 for each corresponding share of our Common Stock held immediately prior to the Effective Time in accordance with the procedures described in this Proxy Statement;

      o     not be required to pay any service charges or brokerage commissions in connection with the Reverse Split;

                                       17

      o     not receive any interest on the cash payments made as a result of the Reverse Split; and

      o     have no further ownership interest in our Company and no further voting rights.

Cash payments to Cashed Out Shareholders as a result of the Reverse Split will be subject to income taxation if the cash payment exceeds a shareholder's tax basis. For a discussion of the federal income tax consequences of the Reverse
Split, see "Certain Material Federal Income Tax Consequences."

If you do not currently hold at least 25,000 shares of Common Stock in a single account and you want to continue to hold shares of our Common Stock after the
Reverse Split, you may do so by taking either of the following actions:

      o     Purchase a sufficient number of additional shares of our Common
            Stock in the open market or privately and have them registered in your name and consolidated with your current record account, if you are a record holder, or have them entered in your account with nominee (such as your broker or bank) in which you hold your current shares so that you hold at least 25,000 shares of our Common Stock in your account immediately before the Effective Time of the Reverse
            Split; or

      o     If you hold an aggregate of 25,000 or more shares in one or more accounts, consolidate your accounts so that you hold at least 25,000 shares of our Common Stock in one account immediately before the
            Effective Time.

In either case, you will have to act far enough in advance so that the purchase of any shares of our Common Stock and/or consolidation of your accounts containing shares of our Common Stock is completed by the close of business prior to the Effective Time of the Reverse Split.

EFFECTS ON SHAREHOLDERS WITH 25,000 OR MORE SHARES OF COMMON STOCK

If the Reverse Split is consummated, shareholders holding 25,000 or more shares of our Common Stock in a discrete account immediately prior to the Effective
Time of the Reverse Split will:

      o     continue to be our shareholders and will be the only persons entitled to vote as shareholders after the consummation of the
            Reverse Split;

      o     receive one share of our Common Stock for every 25,000 shares of our
            Common Stock held immediately prior to the Effective Time of the
            Reverse Split;

      o     receive cash for fractional shares based on the Purchase Price per share of our Common Stock of $0.237 for each corresponding share of our Common Stock held immediately prior to the Effective Time not divisible by 25,000 in accordance with the procedures described in this Proxy Statement; and

      o     likely experience a reduction in liquidity (which may be
            significant) with respect to their shares of our Common Stock, because if our Common Stock continues to be quoted, it will only be quoted in the Pink Sheets, which is a less widely followed quotation service than the OTCBB. Even if our Common Stock is quoted in the
            Pink Sheets after the Reverse Split, of which there can be no assurance, there may be no trading market at all in our Common
            Stock. In order for our Common Stock to continue to be quoted in the
            Pink Sheets after the Reverse Split, a number of brokerage firms must elect to act as a market maker for our Common Stock and sponsor our shares. However, because we will not file reports with the SEC, there can be no assurance that any brokerage firm will be willing to act as a market maker for our shares of Common Stock.

Cash payments to Cashed Out Shareholders as a result of the Reverse Split will be subject to income taxation if the cash payment exceeds a shareholder's tax basis. For a discussion of the federal income tax consequences of the Reverse
Split, see "Certain Material Federal Income Tax Consequences."

If you do not currently hold at least 25,000 shares of Common Stock in a single account and you want to continue to hold shares of our Common Stock after the
Reverse Split, you may do so by taking either of the following actions:

      o     Purchase a sufficient number of additional shares of our Common
            Stock in the open market or privately and have them registered in your name and consolidated with your current record account, if you are a record holder, or have them entered in your account with nominee (such as your broker or bank) in which you hold your current shares so that you hold at least 25,000 shares of our Common Stock in your account immediately before the Effective Time of the Reverse
            Split; or

      o     If you hold an aggregate of 25,000 or more shares in one or more accounts, consolidate your accounts so that you hold at least 25,000 shares of our Common Stock in one account immediately before the
            Effective Time.

                                       18

In either case, you will have to act far enough in advance so that the purchase of any shares of our Common Stock and/or consolidation of your accounts containing shares of our Common Stock is completed by the close of business prior to the Effective Time of the Reverse Split.

Effects of the Reverse Split On the Company

If consummated, the Reverse Split will affect the registration of our Common
Stock under the Exchange Act, as we intend to apply for termination of such registration as soon as practicable after the consummation of the Reverse Split.

We have no current plans to issue additional shares of our Common Stock after the Reverse Split, but we reserve the right to do so at any time and from time to time at such prices and on such terms as our Board of Directors determines to be in our best interests. Continuing Shareholders will not have any preemptive or other preferential rights to purchase any shares of our Common Stock that we may issue in the future, unless such rights are specifically granted to the shareholders.

After the Reverse Split has been consummated, we may repurchase shares of our
Common Stock in privately negotiated sales or in other transactions. The timing of when we seek to repurchase shares in the future will depend on a number of factors, including our financial condition, operating results and available capital at the time. We cannot predict the likelihood, timing or prices of such purchases and they may well occur without regard to our financial condition or available cash at the time.

We expect that, upon the completion of the Reverse Split, the shares of our
Common Stock beneficially owned by our directors and executive offices will comprise approximately 63.08% of the then issued and outstanding shares of our
Common Stock, compared to 51% currently. We also expect that our controlling shareholders, Mr. Ed Reiss and Ms. Brenda Schenk, will continue to hold collectively in excess of 50% of our outstanding shares after the Effective Time of the Reverse Split.

The par value of the shares of our Common Stock will continue to be $0.01 par value per share following consummation of the Reverse Split.

Alternative Transactions Considered

In making the determination to submit the Reverse Split for approval by our shareholders, our Board of Directors considered the feasibility of certain other alternative transactions, as described below, each of which was ultimately rejected because of its disadvantages:

      o     Issuer Tender Offer. Our Board of Directors considered the feasibility of an issuer tender offer to repurchase the shares of our Common Stock held by our unaffiliated shareholders. A principal disadvantage of this type of transaction relates to our ability to secure the debt financing needed to effect a tender offer in which there is full participation by unaffiliated shareholders. In addition, due to the voluntary nature of such a transaction, we would have no assurance that the transaction would result in a sufficient number of shares being tendered. Moreover, the going private rules regarding the treatment of our shareholders in a tender offer, including pro-rata acceptance of offers from our shareholders, make it difficult to ensure that we would be able to significantly reduce the number of holders of record to a level below 300. See "Certain Relationships And Transactions With
            Affiliates - Other Transactions."

      o     Odd-Lot Repurchase Program. Our Board of Directors also considered the feasibility of a transaction in which we would announce to our shareholders that we would repurchase, at a designated price per share, the shares of our Common Stock held by any shareholder who holds fewer than a specified number of shares and who offers such shares for sale pursuant to the terms of the program. A principal disadvantage of such an approach, however, results from the voluntary nature of the program. Because our shareholders would not be required to participate in the program, we could not be certain at the outset whether a sufficient number of odd-lot shareholders would participate and thereby result in the number of holders of record being reduced to below 300. In terms of timing, such a program, especially after giving effect to any extensions of deadlines for tendering into the program, would likely necessitate a longer time frame than that of the reverse stock split.

      o     Maintaining the Status Quo. Our Board of Directors also considered maintaining the status quo. In that case, we would continue to incur the expenses of being a reporting company without enjoying the benefits traditionally associated with public reporting company status.

Our Board of Directors and our majority shareholders considered these transaction structures because they appeared to be the most efficient means to reduce the number of record holders of the Company's stock so that the Company could seek termination of its registration with the SEC and provide cash to the
Cashed Out Shareholders. The Board of Directors considered these alternatives to the Reverse Split, but rejected them because none would be as efficient and viable a method for effecting the going private transaction as the Reverse
Split. The Board of Directors did not formally consider transactions involving a third party because: (i) the majority

                                       19

shareholders, Mr. Reiss and Ms. Schenk, expressed an unwillingness to vote their shares in favor of such a transaction; (ii) the willingness of Mr. Reiss and Ms.
Schenk to finance such a transaction; and (iii) the absence of a third party to finance the transaction

SUMMARY OF FINANCIAL ADVISOR'S REPORT

In connection with the proposed transaction, our Board of Directors engaged
Appraisal Excellence, Ltd. ("Appraisal Excellence") to render an opinion as to the fair value of our common stock in connection with the proposed Reverse
Split. On August 20 2005, Appraisal Excellence delivered its verbal opinion that, based upon and subject to certain matters stated therein, the fair value of our Common Stock as of August 18, 2005 was $0.226 per share. Subsequently,
Appraisal Excellence delivered its written fair value report. On February 4,
2006, our management requested that Appraisal Excellence provide the Board of
Directors with its opinion as to whether there had been a material change in the facts or assumptions relied upon when Appraisal Excellence made its determination of fair value per share as of August 18, 2005. On March 8, 2006,
Appraisal Excellence delivered a report supplement updating its analysis of the fair value per share of the Common Stock and setting forth its determination that the fair value per share as of March 1, 2006 was $0.237.

The written report of Appraisal Excellence and the report supplement are included with this Proxy Statement as Attachment B and Attachment C, respectively. The report of Appraisal Excellence will be made available for inspection and copying during ordinary business hours at our executive offices by any interested shareholder of our Company or any representative of the shareholder designated by the shareholder in writing. Upon written request, we will furnish a copy of the report to any interested shareholder, or any representative designated by the shareholder in writing, at the expense of the requesting shareholder. The report has also been filed with the SEC as an exhibit to our Transaction Statement on Schedule 13E-3. Appraisal Excellence
consented to the filing of its report with the Schedule 13E-3.

THIS SUMMARY OF APPRAISAL EXCELLENCE'S REPORT AND REPORT SUPPLEMENT DOES NOT
INCLUDE ALL OF THE INFORMATION SET FORTH IN THE REPORT AND REPORT SUPPLEMENT,
ONLY THE MATTERS THAT ARE BELIEVED TO BE MATERIAL. THE FULL TEXT OF THE WRITTEN
REPORT AND REPORT SUPPLEMENT OF APPRAISAL EXCELLENCE, DATED AS OF AUGUST 18,
2005, AND MARCH 1, 2006, RESPECTIVELY, ARE ATTACHED AS ATTACHMENT B AND
ATTACHMENT C AND ARE INCORPORATED BY REFERENCE. YOU ARE URGED TO READ THE
APPRAISAL EXCELLENCE REPORT AND REPORT SUPPLEMENT CAREFULLY AND IN ITS ENTIRETY
FOR A DESCRIPTION OF THE ASSUMPTIONS MADE, MATTERS CONSIDERED, PROCEDURES
FOLLOWED AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY APPRAISAL EXCELLENCE IN
RENDERING ITS REPORT AND REPORT SUPPLEMENT. WE ENCOURAGE YOU TO READ THE FULL
TEXT OF APPRAISAL EXCELLENCE'S REPORT AND REPORT SUPPLEMENT.

Appraisal Excellence's report was addressed to our Board of Directors and evaluated only the fair value of the Common Stock in connection with the proposed reverse stock split. Appraisal Excellence's report does not address the merits of the underlying decision to proceed with the transaction and does not constitute, nor should it be construed as, a recommendation to any shareholder as to how to vote on the Reverse Split or any matter related to the proposed transaction. No other instructions or limitations were imposed by our Board of
Directors on Appraisal Excellence with respect to the investigations made or procedures followed in rendering its opinion. The fractional share consideration was determined by our Board of Directors based, in part, on discussions with and the analysis of Appraisal Excellence.

      In arriving at its opinion, Appraisal Excellence, among other things:

      o     reviewed certain publicly available business and financial information relating to TenderCare International, Inc. that
            Appraisal Excellence deemed to be relevant;

      o     reviewed financial forecasts relating to the business, 2006 budget, earnings, cash flow, assets, liabilities and prospects of TenderCare
            International, Inc.;

      o     engaged in discussions with members of senior management of
            TenderCare International, Inc. concerning the history, current operations and financial status, and future prospects;

      o     reviewed documentation related to the proposed sale of the Company's
            Colorado facility;

      o     toured TenderCare International, Inc.'s Eau Claire, Wisconsin
            facility;

      o     reviewed the market prices and trading volumes for the TenderCare
            International, Inc. common shares;

      o     reviewed TenderCare International, Inc.'s contingent assets and liabilities as represented to Appraisal Excellence by management;

      o     reviewed documentation related to TenderCare International, Inc.'s various building lease commitments;

      o     reviewed pertinent industry information; and o reviewed such other financial studies and analysis and took into account such other matters Appraisal Excellence deemed necessary, including Appraisal
            Excellence's assessment of general economic, market and monetary conditions.

Additional specific non-public information made available to Appraisal
Excellence included the opportunity to interview management and discuss the following issues:

                                       20

      o     an expected increase in produce prices and gross profit margin of
            2%;

      o     a reduction in operating costs of approximately $100,000 in wages and $50,000 in building overhead due to the closing of the Company's
            Colorado facility;

      o     an estimated reduction in 2006 of $50,000 in expenses due to termination of the Company's SEC Reporting Obligations;

      o     certain litigation matters, including background and status;

      o     the details of Company expenses, including management compensation, travel expenses and perquisites;

      o     explanation of miscellaneous income reflected on the Company's financial statements;

      o     patent value and attributes;

      o     current product development;

      o     capitalize of the Company, including a listing of shareholders;

      o     the Company's accounts receivable; and

      o     the results of a real estate appraisal of the Company's Colorado facility which valued the property at $479,500, as of February 2,
            2004.

Appraisal Excellence also interviewed the realtor engaged by the Company to market the Colorado facility to discuss the current listing price and expected net proceeds from the sale. Appraisal Excellence reviewed the agreement between the Company (then known as RMED) and JETAR, dated October 30, 1998.

In preparing its opinion, Appraisal Excellence has assumed and relied on the accuracy and completeness of all information supplied or otherwise made available, discussed with or reviewed by or for Appraisal Excellence, or publicly available, and Appraisal Excellence has not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities of the Company or been furnished with any such evaluation or appraisal. With respect to the financial forecast information furnished to or discussed with Appraisal
Excellence by the Company, Appraisal Excellence has assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of TenderCare International, Inc.'s management as to the expected future financial performance of TenderCare International, Inc. Finally,
Appraisal Excellence assumed that the final form of the proxy is substantially similar to the last drafts reviewed by them.

Appraisal Excellence's opinion was necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to Appraisal Excellence as of August 18, 2005 and March 1, 2006.
You should understand that subsequent developments may affect the conclusion expressed in the Appraisal Excellence opinion, and that Appraisal Excellence disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion. In connection with this opinion,
Appraisal Excellence made such reviews, analyses and inquiries as they deemed necessary and appropriate under the circumstances. The fractional share consideration was determined by the Company's Board of Directors based, in part, on the analysis of Appraisal Excellence. No limits were placed on Appraisal
Excellence by TenderCare International, Inc. or its Board of Directors in terms of the information to which they had access, the matters they could consider, the investigations made or procedures followed in rendering its opinion.
Appraisal Excellence' due diligence with regards to the fair value opinion included, but was not limited to, the items summarized below.

      Summary of Analyses

In accordance with customary valuation practice, Appraisal Excellence employed generally accepted valuation methods in reaching its opinion. The following is a summary of the material financial and comparative analyses utilized by Appraisal
Excellence in arriving at its opinion. It does not purport to be a complete description of the analyses performed by Appraisal Excellence. The preparation of a fair value opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth below, without considering the analyses as a whole, could create a misleading or an incomplete view of the process underlying
Appraisal Excellence's fair value opinion.

Appraisal Excellence considered the results of all such analyses taken as a whole. Furthermore, in arriving at its fair value opinion, Appraisal Excellence did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. The analyses were prepared solely for purposes of
Appraisal Excellence providing its opinion to our board of directors as to the fair value of the TenderCare International, Inc. common stock in connection with the proposed reverse stock split, and do not purport to be appraisals of individual assets and liabilities or to necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses.
Such analyses are based upon numerous factors or events beyond the control of
TenderCare International, Inc., its advisors or any other person, and are inherently uncertain. Actual future results may be materially different from those forecasts.

Discounted Cash Flow Analysis (Income Approach). Appraisal Excellence performed a discounted cash flow analysis of the projected debt free cash flow of
TenderCare International, Inc. Free cash flow is defined as cash that is available either to reinvest in new businesses or to distribute to securityholders in the form of dividends, stock buybacks, or debt service.
TenderCare International, Inc. management provided Appraisal Excellence with financial projection information in the form

                                       21

of a 2006 budget. Appraisal Excellence informed our board of directors that
Appraisal Excellence considered such projection information and consulted with
TenderCare International, Inc. management as part of its process of developing an independent estimate of the future debt free cash flows for TenderCare
International, Inc.

The projected debt free cash flows were discounted to the present at a rate that reflects the relative risk associated with these flows as well as the rates of return that securityholders could expect to realize on alternative investment opportunities. Additional adjustments were then made for balance sheet debt, non-operating assets, and a premium for control. This analysis resulted in a value per share for TenderCare International, Inc. common stock of approximately
$0.226.

More specifically, for purposes of its Discounted Cash Flow Analysis, Appraisal
Excellence developed a cash flow model, based on the following set of assumptions provided by and in discussions with TenderCare International, Inc.'s management:

      o     TenderCare International, Inc.'s pro-forma balance sheet as of
            August 18, 2005, was adjusted to reflect a sale of the Colorado facility net of selling costs.

      o     TenderCare International, Inc.'s operating expenses would decrease by $200,000 as a result of the elimination of the overhead from the
            Colorado Facility, a decrease in wages and a decrease in
            professional fees;

      o     Recent pricing changes would result in an increase in gross margin of 2%. The effects of this change wound be reflected in a cash flow increase starting in 2006;

      o     A recent lawsuit settlement would be collected over time;

      o     Tax loss carry forward and tax credits could be utilized to the extent that they would provide a reduction in future income tax obligations; and

      o     There are no anticipated sales of the business enterprise to an outside party in the foreseeable future.

Management advised Appraisal Excellence that it anticipated that the closing and sale of the Colorado facility would result in a reduction in operating expenses of approximately $150,000, including labor and overhead. Appraisal Excellence accepted those estimates as reasonable. Appraisal Excellence then considered the
Colorado facility a non-operating asset and treated it as such in its analysis.
Net Proceeds of the sale were expected to be $350,000. An additional $50,000 reduction in operating expense was associated with the matter of "going private"
and is unrelated to the Colorado facility.

Appraisal Excellence based its analysis of future changes in gross margins of 2%
on management's projections, which Appraisal Excellence accepted as reasonable.
The amount to be collected by the lawsuit settlement is $99,033 payable in monthly installments of $750. Appraisal Excellence applied a discount to the value of the payments representing the time value of money and the risk involved in collecting the judgment which resulted in a present value of approximately
$50,000. The tax benefits of the Company's net operating losses of $2,892,000 were discounted at a rate of 28% to reflect the risk of the tax reduction being realized over the next 15 years. Appraisal Excellence added an expected tax credit of $17,000 was added to the result.

Appraisal Excellence developed a cash flow forecast for the Company for the period from 2006 through 2007, on an annual basis. The forecast was based on the above-mentioned information provided to Appraisal Excellence by Company management and the expected proceeds from the sale of the Colorado real estate.
Appraisal Excellence then estimated the amounts of future distributions that could be made to Company stakeholders (equity and debt) throughout the forecast period based on available cash balances each year.

After determining the amounts of potential future distributions to Company stakeholders (equity and debt), the present value of such distributions was calculated by Appraisal Excellence based on the weighted average discount rate of 15.8%. A mid year convention was applied to discount the cash flows. Mid year convention is considered by some appraisers to be a more accurate measure of the present value of future cash flows of a business enterprise. Under this method it is assumed that the cash flow from the business enterprise on average is received in the middle of each year and discount rates are adjusted accordingly.

The sum of the present values of potential distributions that could be made to
Company stakeholders ($1.517 million) was reduced by balance sheet debt. An adjustment for control was applied to the difference (50%) and additions were made for non-operating assets ($680,000) in arriving at an indicated value of the Company's equity. The adjustment for control reflects the ability of the affiliated shareholders to control the management decisions for the Company. It is the opinion of the Appraisal Excellence that benefit of control had a value of approximately $340,000. The value is derived primarily from the ability of controlling shareholders to pressure the Board to reduce officers' compensation and to limit travel and entertainment expenses.

In addition, Appraisal Excellence considered the fairness of the cash out price offered the unaffiliated shareholders by applying a control premium of 50% to the resulting value of the income approach because affiliated shareholders who lack control may not experience the benefits of this increased value as the controlling parties will have the ability to control future strategic and operational aspects of the business enterprise.

Appraisal Excellence then estimated the fair value of the Common Stock, on a per share basis to be $0.226 by dividing the total fair value by the number of common shares outstanding.

                                       22

Net Asset Analysis (Cost Approach). This method of analysis attempts to calculate the value of a business by adjusting the assets and liabilities on the current balance sheet to their fair value equivalent. Although Appraisal
Excellence did not appraise the Company's individual assets and liabilities, the balance sheet was reviewed and adjusted on a pro-forma basis to reflect the sale of the Colorado real estate and management's estimated settlement of a recent lawsuit. The pro-forma, adjusted balance sheet provided inputs and assumptions to certain cash flows projected in the Discounted Cash Flow Analysis. Appraisal
Excellence considered, but did not use the Cost Approach, because it determined that the Cost Approach would not be an appropriate indicator of value due to the nature of the Company's business. Appraisal Excellence did, however, analyze the values of underlying assets and incorporated that information into the Income
Approach.

Analysis of Current and Historical Trading Prices of TenderCare International,
Inc.'s Common Stock (Prior Transactions). In addition to calculating the
Company's Discounted Cash Flow value, Appraisal Excellence analyzed the closing price, bid/ask spread and trading volume of the Common Stock over the past twelve months. Over the period from August 12, 2004 through August 13 2005, the
Common Stock has ranged from $0.46 in May 2005 to $0.17 in August 2005. The general trading range for most of 2005 was between $0.20 and $0.25 per share, with the exception of the period from May through July of 2004 when the Company bought back shares of its stock. This represented a marketable minority interest which is generally lower that if it was adjusted for control.

Comparable or Guideline Transactions (Market Approach). This method of analysis attempts to calculate the value of a business enterprise by selecting and comparing similar transactions to appraise the subject company. Appraisal
Excellence selected transactions from the Pratt's Stats database after a review of a number of data sources. Appraisal Excellence then analyzed the comparable transactions and selected various criteria in determining pricing multiples.
This method of determining value produces a value on a control basis. Applying the Market Approach, Appraisal Excellence determined that the fair value of the
Common Stock as of August 18, 2005 was $0.191.

Appraisal Excellence selected companies of comparable size and operating ratios which were classified as wholesalers in the baby products market and mail order houses with profit margins and of a size similar to the Company. Appraisal
Excellence selected these comparable based on the size and nature of the
Company's operations. The transactions considered in connection with Appraisal
Excellence's application of the Market Approach were taken from a data base of private transactions called "Pratt Stats." This database consists of private transactions of midlevel market companies.

It is Appraisal Excellence's opinion that the transactions reviewed provide a guideline in appraising the Company's value. Appraisal Excellence then reviewed the multiples of the various business sale transactions identified and selected multiples based on gross sales and earnings before interest, taxes, depreciation and amortization (EBITDA) to apply to the Company in determining the value of the invested capital of the Company. The multiple selected based on gross sales was (0.530) and the multiple based on EBITDA was (9.090). Applying these multiples to the Company resulted in a value of $1,600,000. Additions were made for non-operating assets ($680,000) and balance sheet liabilities were subtracted ($845,533) in arriving at an indicated value of the Company's equity.

Appraisal Excellence then estimated the fair value of Common Stock, on a per share basis to be $0.191, by dividing the total fair value by the number of common shares outstanding.

Conclusions of Appraisal Excellence as of August 18, 2005

Appraisal Excellence considered a number of approaches in determining the fair value of the Common Stock. Appraisal Excellence determined that the most meaningful and reliable information for the purpose of the fair value in a reverse stock split was the Income Approach using a Discounted Cash Flow
Analysis. Using the Income Approach, Appraisal Excellence was able to determine the value of the Company through an analysis of its ability to produce a profit or return on investment for its owners. Variations of the Income Approach are widely applied in valuing income-producing properties and businesses. Appraisal
Excellence did not believe that the Cost Approach was reliable in valuing the
Company because the Cost Approach is most appropriate when the subject property is new or where no comparable properties exist in the marketplace and the value of the business consists primarily of tangible assets. Likewise, Appraisal
Excellence did not consider the Market Approach to be particularly reliable due to the limited number of comparables and the niche-market nature of the
Company's business.

Appraisal Excellence concluded that the Market Approach and the Prior
Transactions data considered served to support the conclusion of the Discounted
Cash Flow Analysis. Using the Discounted Cash Flow Analysis, Appraisal
Excellence estimated the fair value of the Common Stock in connection with the proposed transaction to be $0.226 as of August 18, 2005.

Conclusions of Appraisal Excellence as of March 1, 2006

At the request of management, Appraisal Excellence subsequently updated its analysis of the Company's value and delivered a supplemental report to our Board of Directors regarding the fair value of the Common Stock as of March 1, 2006.
Based on the analysis described in the supplement, Appraisal Excellence determined that the fair value of the Common Stock as of March 1, 2006 was
$0.237.

                                       23

Because a period of approximately six months had passed since Appraisal
Excellence's determination of fair value of the Common Stock, Appraisal
Excellence reviewed events occurring and data available subsequent to August 18,
2005. Appraisal Excellence concluded, based upon its analysis of financial data and current operations of the Company, that the facts and circumstances, upon which its fair value determined as of August 18, 2005 was based, had not materially changed.

Appraisal Excellence's review included application of the Discounted Cash Flow
Model using updated data. Adjustments to the data included in the August 18 analysis include:

      o     the Company's budgeted projection for 2006 were incorporated;

      o     balance sheet debt was reduced;

      o     net cash flow from sale of real estate was reduced; and

      o     the aggregate amount of future lawsuit payments was reduced due to payments received by the Company between August 2005 and February
            2006.

These adjustments had an aggregate negative impact on the valuation of the
Company. This negative impact was offset by an appreciation in value due to the projected growth. The net effect is a growth in value of approximately five percent. These adjustments along with appreciation based upon timing of cash flows and projected near term growth have resulted in a five percent increase in the value of the Company since August 18, 2005. Accordingly, Appraisal
Excellence determined that the indicated value of the equity business enterprise was $1,775,000. Stated on a pro-rata per share basis (7,493,978 shares outstanding), Appraisal Excellence concluded that the fair value of the equity business enterprise per share is $0.237 per share as of March 1, 2006.

The foregoing is only a summary and we encourage you to read the full written report dated as of August 18, 2005 prepared by Appraisal Excellence, which is attached as Attachment B to this proxy statement and the report supplement dated as of March 1, 2006 is attached as Attachment C.

Selection and Engagement of Financial Advisor

Our Board of Directors selected Appraisal Excellence based on its experience, expertise, reputation, and its knowledge of and familiarity with the Company's business and management. Appraisal Excellence is one of the nation's leading independent regional financial advisory firms, possessing substantial experience in business valuations, financial opinions, merger and acquisition advisory services and transaction financing. Appraisal Excellence performs multiple engagements each year for clients ranging from privately held companies to publicly traded corporations. Appraisal Excellence is headquartered in Eau
Claire, Wisconsin.

In connection with advisory services related to the transaction and the issuance of its report, Appraisal Excellence has received a fee of $10,000. The Company has agreed to reimburse Appraisal Excellence for its reasonable expenses incurred in connection with its engagement and to indemnify Appraisal Excellence and its affiliates against certain liabilities that may arise out of the rendering of the its opinion. No portion of the fee paid to Appraisal Excellence was contingent upon the conclusion reached in its opinion.

Appraisal Excellence has previously performed financial advisory services for the Company. In September, 2000, Appraisal Excellence performed an appraisal of the Company (then RMED International, Inc.) for management planning purposes.
Total fees received by Appraisal Excellence were $13,500 for the valuation services.

                                THE REVERSE SPLIT

BASIC TERMS

The Company expects that it will, upon approval of the proposal to effectuate the Reverse Split, effect a one for 25,000 reverse stock split of the Company's
Common Stock as approved by our Board of Directors on June 9, 2005. Under the
terms of the Reverse Split, every holder of record at the Effective Time of the
Reverse Split will be entitled to receive one share of the Company's Common
Stock for every 25,000 shares of Common Stock held by such holder at the
Effective Time. No fractional shares will be issued. Instead, the Company will pay, in lieu of fractional shares, $0.237 for each share of the Company's Common
Stock held by a holder immediately before the Effective Time of the Reverse
Split and not converted to whole shares of Common Stock of the Company after the
Reverse Split.

If a shareholder would be a Cashed Out Shareholder as a result of the Reverse
Split and wants to continue to hold Common Stock of the Company after the
Reverse Split, it may do so by completing either of the following actions before the close of business at the Effective Time for the Reverse Split:

      o     purchase a sufficient number of shares of Common Stock of the
            Company in the open market and have them registered in such shareholder's name and consolidated with its current record account if it is a record holder, or have them entered in its account with a nominee, such as its broker or bank, in which it currently hold shares of Common Stock of the Company, so that such shareholder holds at least 25,000 shares of Common Stock of the

                                       24

            Company in its account immediately prior to the Effective Time for the Reverse Split; or

      o     if applicable, consolidate its record accounts, or its accounts with nominees, so that it holds at least 25,000 shares of Common Stock of the Company in a single account immediately prior to the Effective
            Time for the Reverse Split.

Because of the limited trading market for the Company's Common Stock, however, a shareholder might be unable to purchase enough shares to retain an equity interest in the Company.

The Company intends for the Reverse Split to treat shareholders holding Common
Stock in street name through a nominee, such as a bank or broker, in the same manner as shareholders whose shares are registered in their names. Nominees will be instructed to effect the Reverse Split for their beneficial holders.
Accordingly, the Company also refers to those street name holders who receive a cash payment instead of fractional shares as Cashed Out Shareholders. However, nominees may have different procedures, and shareholders holding shares in street name should contact their nominees.

The Reverse Split is structured to be a Rule 13e-3 transaction under the
Exchange Act because it is intended to, and if completed will likely, reduce the number of record holders of the Company's Common Stock to fewer than 300, which will permit the Company to terminate registration of the Company's Common Stock under the Exchange Act. In connection with the Reverse Split, the Company has filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 with the SEC. We intend to apply for the termination of our Exchange Act registration as soon as practicable after the Effective Time of the Reverse Split.

STOCK CERTIFICATES AND PAYMENT OF CASH CONSIDERATION

The Company will act as exchange agent to carry out the exchange of existing stock certificates for new Common Stock certificates and to send cash payments in lieu of fractional shares. Approximately 10 business days following the
Effective Time of the Reverse Split, the Company will send a letter of transmittal to each affected shareholder, which will describe the procedures for surrendering stock certificate(s) in exchange for new Common Stock and/or, if applicable, the Cash Consideration. Upon receipt of the stock certificate(s) and properly completed letter(s) of transmittal, the Company will issue the appropriate new stock certificate(s) and/or make the appropriate cash payment within approximately 10 business days.

No service charges will be payable to the Company by shareholders in connection with the exchange of certificates and/or the payment of cash in lieu of issuing fractional shares, although shareholders who hold shares through a nominee, such as a broker or bank, may incur service charges in connection with the exchange.
The Company will not pay interest on cash sums due to any such shareholder in connection with the Reverse Split.

All stock certificates outstanding immediately prior to the Effective Time of the Reverse Split evidencing ownership of the Company's Common Stock shall be deemed cancelled without further action by the shareholders as of the Effective
Time of the Reverse Split. Do not send any stock certificates to the Company, except as specified in the letter of transmittal.

INTERESTS OF AFFILIATED PERSONS IN THE TRANSACTION

In considering the recommendation of our Board of Directors with respect to the
Reverse Split, our shareholders should be aware that our executive officers and directors have interests in the transaction, which are in addition to, or may be different from, our shareholders generally. These interests may create potential conflicts of interest.

Control Persons

Mr. Reiss and Ms. Schenk, the Company's controlling shareholders, collectively hold approximately 51% of our outstanding shares. Both Mr. Reiss and Ms. Schenk are executive officers of the Company and members of our Board of Directors.
They have each indicated that they will vote their shares of our Common Stock in favor of authorizing the Reverse Split. While neither Mr. Reiss nor Ms. Schenk has made any binding commitment regarding voting of their shares, their vote in favor of the Reverse Split means that the passage of the proposal is certain. We do not expect that either Mr. Reiss or Ms. Schenk will have fractional shares as a result of the Reverse Split. In the event that they have fractional shares in the Reverse Split, their shares will be cashed out at the same price per share as that received by unaffiliated Cashed Out Shareholders.

Reduction in Legal Liability Risks

The Reverse Split, and our subsequent deregistration, could lower significantly the legal liability risk exposure of our executive officers and directors.
Currently, our status as a reporting company means that our executive officers and the members our Board of Directors are exposed to the significant legal liability risks associated with being an executive officer or director of a reporting company, especially the rules promulgated pursuant to Sarbanes Oxley.
While there are still significant controls, regulations and

                                       25

liabilities for directors and executives officers of unregistered companies, the legal exposure for the members of our Board of Directors and our executive officer will be reduced after the Reverse Split.

Impact on Affiliated Shareholders Ownership Percentages

The Reverse Split will not impact affiliated holders of Common Stock differently from unaffiliated holders of Common Stock on the basis of affiliate status.
Fractional shares, if any, held by the Principal Shareholders will be cashed-out on the same terms as fractional shares held by unaffiliated holders.
Furthermore, the executive officers and directors of the Company will receive no extra or special benefit not shared on a pro rata basis by all other holders of shares of Common Stock. Following the Reverse Split, the relative percentage of common stock owned by Mr. Reiss and Ms. Schenk, like all other Continuing
Shareholders will increase. The following table illustrates the number of shares of Common Stock beneficially owned by the Company's directors and executive officers as of March 1, 2006 and the anticipated ownership percentage of such persons after the Reverse Split.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Approximate Amount and
                           Amount and Nature of                                      Nature of Beneficial       Approximate Percent
Name and Address of        Beneficial Ownership           Percent of Class                 Ownership            of Class (Following
Beneficial Owners (1)  (Prior to the Reverse Split) (Prior to the Reverse Split) (Following the Reverse Split)   the Reverse Split)
-----------------------------------------------------------------------------------------------------------------------------------
Edward Reiss                    1,065,208 (2)                   14.24%                        42                      17.43%
-----------------------------------------------------------------------------------------------------------------------------------
Brenda Schenk                     2,750,221                     36.76%                        110                     45.65%
-----------------------------------------------------------------------------------------------------------------------------------
Darin Pratt                           0                           0%                           0                        0%
-----------------------------------------------------------------------------------------------------------------------------------
Stu Brown                             0                           0%                           0                        0%
-----------------------------------------------------------------------------------------------------------------------------------
All Directors and                 3,815,429                      51%                          152                     63.08%
Officers as Group
-----------------------------------------------------------------------------------------------------------------------------------

(1)   The address of all individuals is TenderCare International, Inc. 3925
      North Hastings Way., Eau Claire, Wisconsin, 54703.

(2)   Includes 3,792 shares held by Mr. Reiss in trust for his daughter.

After consummation of the Reverse Split, the Continuing Shareholders will own all of the outstanding common stock of the surviving corporation and will benefit from any future earnings or growth of the Company. After consummation of the Reverse Split, the Continuing Shareholders' interest in the net book value and net earnings of the Company will be 100% based on their holdings of the
Company's outstanding capital stock. The Cashed Out Shareholders will no longer hold any direct or indirect equity interest in the Company and therefore will no longer own any interest in its net book value or net earnings. Thus, immediately after the Reverse Split, based on the Company's unaudited financial statements for the year ended December 31, 2005, the Continuing Shareholders as a group will have an interest equal to approximately $16,647 in the Company's net book value and $10,303 in the Company's net earnings. The Continuing Shareholders who are affiliates of the Company will have an interest equal to approximately $43 in the Company's net book value and $6,031 in the Company's net earnings. The following table sets forth the effect of the Reverse Split on the interest of each Continuing Shareholder who is an affiliate of the Company in the net book value and net earnings of the Company, based on beneficial ownership as of March
1, 2006.

--------------------------------------------------------------------------------------------------------------------------------
                                          Net Book Value                                         Net Earnings
--------------------------------------------------------------------------------------------------------------------------------
                            Dollar Increase            Percentage Increase        Dollar Increase            Percentage Increase
--------------------------------------------------------------------------------------------------------------------------------
   Edward Reiss             $842                       22.4%                      $521                       22.4%
--------------------------------------------------------------------------------------------------------------------------------
   Brenda Schenk            $2,346                     24.2%                      $1,452                     24.2%
--------------------------------------------------------------------------------------------------------------------------------
   Darin Pratt              0                          0                          0                          0
--------------------------------------------------------------------------------------------------------------------------------
   Stu Brown                0                          0                          0                          0
--------------------------------------------------------------------------------------------------------------------------------
   All Directors and        $3,188                     23.7%                      $1,973                     23.7%
   Officers as Group
--------------------------------------------------------------------------------------------------------------------------------

CONDUCT OF THE COMPANY'S BUSINESS AFTER THE REVERSE SPLIT

      Following the Reverse Split and filing of a Form 15 with the SEC, the
Company will no longer be a public reporting company, but rather will operate as a private non-reporting company. The Company expects its business and operations to continue as they are

                                       26

currently being conducted, and the Reverse Split is not anticipated to have any material effect upon the conduct of the Company's business, other than the operating costs associated with termination of SEC Reporting Obligations. The
Company expects to be subject to substantially the same risks and uncertainties after the Reverse Split.

Reports, Opinions and Appraisals

Other than the report of the Financial Advisor and its supplement with respect to the fair value of the Common Stock, our Board of Directors did not obtain any independent assessment of the fairness of the terms of the Reverse Split or the value of the Company's Common Stock or the fairness of the cash consideration.

REGULATORY APPROVALS

The Company is not aware of any material governmental or regulatory approval required for completion of the Reverse Split, other than compliance with the applicable federal and state securities laws and the corporate laws of the State of Colorado.

SOURCE OF FUNDS AND FINANCIAL EFFECTS OF THE REVERSE SPLIT

Based on estimates of the record ownership of shares of our Common Stock, we expect to pay approximately $281,595.82 to shareholders for fractional shares.
We expect to finance the cash consideration to be paid in connection with the
Reverse Split and other expenses related to the Reverse Split through the use of available cash and cash equivalents and, to the extent that our cash and cash equivalents are insufficient to cover such expenses, we will obtain additional debt financing from Mr. Reiss and Ms. Schenk. The payment by the Company of the fees and expenses related to the transaction and cash payments to be made in lieu of issuing fractional shares is expected to increase the Company's liabilities and may adversely affect liquidity, results of operations and cash flow. We have not made alternative financing arrangements in the event the financing described above becomes unavailable or is insufficient to consummate the transaction.

At this time, the Company has not formally entered into financing arrangements with Mr. Reiss and Ms. Schenk. Prior to the Special Meeting, the Company expects to enter into one or more promissory notes with Mr. Reiss and Ms. Schenk from time to time in connection with the payment of expenses related to the Reverse
Split and the payment of cash consideration to Cashed Out Shareholders. Such promissory notes will be on the same terms as those made in favor of Mr. Reiss and Mr. Schenk in connection with prior loans to the Company which are described in the section captioned "Certain Relationships and Transactions with Affiliates
- Promissory Notes" There is no current plan for repayment of the amounts loaned to the Company by Mr. Reiss and Ms. Schenk, however, Mr. Reiss and Ms. Schenk have indicated that they have no present plans to exercise their right to demand payment under the terms of the Promissory Notes.

ESTIMATED COSTS OF THE REVERSE SPLIT

The following is a reasonably itemized statement of the fees and expenses that have been incurred or that are estimated to be incurred in connection with the
Reverse Split and the transactions related thereto:

  Legal fees and expenses                                            $  40,000

  Financial Advisor                                                     13,500

  Filing, printing and other costs
  in connection with delivery of the Proxy                              15,000
                                                                     ---------

  Total                                                              $  68,500

We plan to pay the fees and expenses incurred in connection with the Reverse
Split with cash and cash equivalents available to the Company.

ACCOUNTING CONSEQUENCES

The Reverse Split will not affect the par value of the Company's Common Stock, which will remain at $0.01 per share. The Reverse Split will result in an increase in per share net income or loss and net book value of the Company's
Common Stock because fewer shares of the Company's Common Stock will be outstanding. The Company's financial statements, incorporated herein by reference, do not reflect the Reverse Split.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

Summarized below are certain material federal income tax consequences to us and to our shareholders resulting from the Reverse Split, if consummated. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, more commonly

                                       27

referred to as the Code, the Treasury Regulations, issued pursuant thereto, and published rulings and court decisions in effect as of the date hereof, all of which are subject to change. This summary does not take into account possible changes in such laws or interpretations, including amendments to the Code, other applicable statutes, Treasury Regulations and proposed Treasury Regulations or changes in judicial or administrative rulings; some of which may have retroactive effect. No assurance can be given that any such changes will not adversely affect the federal income tax consequences of the Reverse Split.

This summary does not address all aspects of the possible federal income tax consequences of the Reverse Split and is not intended as tax advice to any person or entity. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to our shareholders (i) in light of their individual investment circumstances; (ii) who are subject to special treatment under the federal income tax laws (for example, tax exempt entities, life insurance companies, regulated investment companies and foreign taxpayers); (iii) who hold, have held, or will hold our Common Stock as part of a straddle, hedging, or conversion transaction for federal income tax purposes; or (iv) who acquired their stock pursuant to exercise of stock options or otherwise or compensation. In addition, this summary does not address any consequences of the Reverse Split under any state, local or foreign tax laws.

We will not obtain a ruling from the Internal Revenue Service or an opinion of counsel regarding the federal income tax consequences to our shareholders as a result of the Reverse Split. Accordingly, you are encouraged to consult your own tax advisor regarding the specific tax consequences of the proposed transaction, including the application and effect of state, local and foreign income and other tax laws.

This summary assumes that you are one of the following: (i) a citizen or resident of the United States, (ii) a domestic corporation, (iii) an estate the income of which is subject to United States federal income tax regardless of its source, or (iv) a trust if a United States court can exercise primary supervision over the trust's administration and one or more United States persons are authorized to control all substantial decisions of the trust. This summary also assumes that you have held and will continue to hold your shares as capital assets for federal income tax purposes.

You should consult your tax advisor as to the particular federal, state, local, foreign, and other tax consequences, applicable to your specific circumstances.

We believe that the Reverse Split will be treated as a tax-free
"recapitalization" for federal income tax purposes. This will result in no material federal income tax consequences to us or to our shareholders who do not receive cash in the transaction. However, if you are receiving cash in the transaction, you may not qualify for tax-free "recapitalization" treatment for federal income tax purposes.

Shareholders Who Do Not Receive Cash in Connection with the Reverse Split

If you (i) continue to hold Common Stock directly immediately after the Reverse
Split, and (ii) you receive no cash as a result of the Reverse Split, you will not recognize any gain or loss in the Reverse Split for federal income tax purposes. Your aggregate adjusted tax basis in your shares of our Common Stock held immediately after the Reverse Split will be equal to your aggregate adjusted tax basis in such shares held immediately prior to the Reverse Split and you will have the same holding period or periods in your Common Stock as you had in such Common Stock immediately prior to the Reverse Split.

Shareholders Who Receive Cash in Connection with the Reverse Split

If you (i) receive cash in exchange for a fractional share of our Common Stock as a result of the Reverse Split; (ii) you do not continue to hold any Common
Stock directly immediately after the Reverse Split; and (iii) you are not related to any person or entity that holds Common Stock immediately after the
Reverse Split, then you will recognize capital gain or loss on the Reverse Split for federal income tax purposes, with such gain measured by the difference between the cash you received for your cashed-out shares and your aggregate adjusted tax basis in such Common Stock.

If you (i) receive cash in exchange for a fractional share of our Common Stock as a result of the Reverse Split; (ii) either continue to directly own stock immediately after the Reverse Split, or are related to a person or entity who continues to hold stock immediately after the Reverse Split; and (iii) your receipt of cash either is "not essentially equivalent to a dividend," or constitutes a "substantially disproportionate redemption of stock" (as those terms are described below), then you will generally recognize capital gain or loss for federal income tax purposes, with such gain measured by the difference between the cash you received for your cashed-out fractional share and the amount of adjusted tax basis (if any) properly allocable to the fractional share that is cashed out.

      o     "Not Essentially Equivalent to a Dividend." You will satisfy the
            "not essentially equivalent to a dividend" test if the reduction in your proportionate interest in us resulting from the Reverse Split
            (taking into account for this purpose the Common Stock owned by persons related to you) is considered a "meaningful reduction" given your particular facts and circumstances. In other cases, the
            Internal Revenue Service has ruled that a small reduction by a minority shareholder whose relative stock interest is minimal and who exercises no control over the affairs of a corporation will satisfy this test.

                                       28

      o     "Substantially Disproportionate Redemption of Stock." The receipt of cash in the Reverse Split will be a "substantially disproportionate redemption of stock" for you if the percentage of the outstanding shares of our Common Stock owned by you (and by persons related to you) immediately after the Reverse Split is (a) less than 50% of all outstanding shares and (b) less than 80% of the percentage of shares of our Common Stock owned by you immediately before the Reverse
            Split.

In applying these tests, you will be treated as owning shares of our Common
Stock actually or constructively owned by certain individuals and entities related to you, as set forth in Section 318 of the Code. If your receipt of cash in exchange for Common Stock is not treated as capital gain or loss under any of the tests, it will be treated first as ordinary dividend income to the extent of your ratable share of our current and accumulated earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining amount will be treated as capital gain. See
"Capital Gain and Loss" and "Special Rate for Certain Dividends," below.

Capital Gain and Loss

For individuals, net capital gain (defined generally as your total capital gains in excess of capital losses for the year) recognized upon the sale of capital assets that have been held for more than 12 months generally will be subject to tax at a rate not to exceed 15%. Net capital gain recognized from the sale of capital assets that have been held for 12 months or less will continue to be subject to tax at ordinary income tax rates. Capital gain recognized by a reduced rate taxpayer will continue to be subject to tax at the ordinary income tax rates applicable to corporations. There are limitations on the deductibility of capital losses.

Special Rate for Certain Dividends

In general, dividends are taxed at ordinary income rates. However, you may qualify for a 15% rate of tax on any cash received in the Reverse Split that is treated as a dividend as described above, if (i) you are an individual or other non-corporate Shareholder, (ii) you have held the shares of our Common Stock with respect to which the dividend was received for at least 61 days during the
121-day period beginning 60 days before the ex-dividend date, as determined under the Code, and (iii) you were not obligated during such period (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. You are urged to consult with your tax advisor regarding your applicability for, and the appropriate federal, state, local, foreign or other tax treatment of, any such dividend income.

Backup Withholding

Shareholders will be required to provide their social security or other taxpayer identification numbers (or, in some instances, additional information) to the
Transfer Agent in connection with the Reverse Split to avoid backup withholding requirements that might otherwise apply. The letter of transmittal will require each Shareholder to deliver such information when the Common Stock certificates are surrendered following the Effective Time of the Reverse Split. Failure to
provide such information may result in backup withholding at a rate of 28%.

As explained above, the amounts paid to you as a result of the Reverse Split may result in dividend income, capital gain income, or some combination of dividend and capital gain income to you depending on your individual circumstances. You should consult your tax advisor as to the particular federal, state, local, foreign, and other tax consequences of the transaction, in light of your specific circumstances.

THE PRECEDING DISCUSSION OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF
THE REVERSE STOCK SPLIT IS MAY NOT INCLUDE ALL CONSEQUENCES TO EVERY SHAREHOLDER
UNDER FEDERAL, STATE, LOCAL, OR FOREIGN TAX LAWS. ACCORDINGLY, EACH SHAREHOLDER
SHOULD CONSULT ITS OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES TO IT
OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE,
LOCAL OR FOREIGN TAX LAWS, AND OF ANY PROPOSED CHANGES IN APPLICABLE LAW.

APPRAISAL AND DISSENTERS' RIGHTS

If the Reverse Split is effected, Cashed Out Shareholders are entitled, with respect to fractional shares for which they have the right to receive cash in the Reverse Split, to assert dissenter's rights and obtain payment of the fair value of such shares, under Section 7-113-01 of the CBCA, a copy of which is attached hereto at Appendix A (the "Colorado Dissenter's Rights Statute"). To
exercise the right to dissent, (1) a Cashed Out Shareholder who desires to dissent from the Reverse Split and the related cash consideration ("Dissenting
Shareholder") must provide written notice to us of his or her intent to demand payment for his or her shares converted to cash if we effect the Reverse Split,
(2) the Dissenting Shareholder must not vote in favor of proposal No. 1 at the meeting, and (3) the Dissenting Shareholder must comply with the other provisions of the Colorado Dissenter's Rights Statute. If shareholder approval is obtained and the Reverse Split is effected, we will provide written notice of the transaction to the Dissenting Shareholder along with an explanation of the procedures for the Dissenting Shareholder to demand payment and deliver his or her stock to us. If a Dissenting Shareholder is

                                       29

dissatisfied with the payment or offer, the Dissenting Shareholder is entitled to follow the procedures in the Colorado Dissenter's Rights Statute. We encourage you to read the full text of the Colorado Dissenter's Rights Statute, which is set forth on Attachment D to this proxy statement.

THIS DISCUSSION AND ATTACHMENT A SHOULD BE REVIEWED CAREFULLY BY ANY HOLDER OF
OUR STOCK WHO WISHES TO EXERCISE STATUTORY DISSENTERS RIGHTS OR WHO WISHES TO
PRESERVE THE RIGHT TO DO SO BECAUSE FAILURE TO STRICTLY COMPLY WITH SUCH
PROCEDURES WILL RESULT IN THE LOSS OF DISSENTERS RIGHTS.

Recommendation of Our Board of Directors

Our Board of Directors has determined that the Reverse Split is in the best interests of the Company, and is in the best interests of and fair to, both the
Company's unaffiliated and affiliated shareholders, whether they are cashed out or remain as shareholders of the Company. Based on this determination, our Board of Directors voted unanimously to approve the Reverse Split and recommend its approval to shareholders.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL
OF THE REVERSE STOCK SPLIT.

Please note that voting "FOR" the proposal does not mean that the Reverse Split will be consummated. By voting "FOR" the proposal, you are giving our Board of
Directors the discretion to reject (and not implement) the Reverse Split. If for any reason the Reverse Split is not approved, or, if approved, not implemented, the shares of our Common Stock will not be deregistered under the Exchange Act and will continue to be quoted by the OTCBB.

Because our Principal Shareholders are expected to vote in favor of the Reverse
Split, its approval is virtually assured. Accordingly, we expect that few, if any, shareholders will actually attend the meeting in person. While one or more of the directors will be available at the meeting to answer shareholder questions, we do not intend to present additional information concerning the proposal at the Special Meeting. Even if you decide to attend the Special
Meeting in person, which you are free to do, we urge you to sign and date the enclosed Proxy and return it promptly to us in the enclosed envelope (which requires no additional postage if mailed in the United States). Mailing in your
Proxy to us will not affect your right to vote in person if you attend the
Special Meeting or to change your Proxy any time before the Special Meeting.

             MARKET PRICES FOR OUR COMMON STOCK AND DIVIDEND POLICY

MARKET INFORMATION FOR OUR COMMON STOCK

Our Common Stock trades over-the-counter on the OTCBB under the symbol
"TCAR.OB." The following table sets forth the quarterly high and low sales prices for our last two fiscal years and the first three quarters of this fiscal year. These quotations reflect inter-dealer prices, without retail mark-up, markdown or commission and may not necessarily represent actual transactions.

Fiscal Year December 31, 2004             Sales Price

                                      High            Low
First Quarter                        $0.56          $0.37
Second Quarter                        0.60           0.34
Third Quarter                         0.45           0.32
Fourth Quarter                        0.45           0.26

Fiscal Year December 31, 2005             Sales Price

                                      High            Low
First Quarter                        $0.30          $0.20
Second Quarter                        0.46           0.20
Third Quarter                         0.29           0.17
Fourth Quarter                        0.23           0.15

Fiscal Year December 31, 2006             Sales Price

Through March 1                      $0.22          $0.22

                                       30

Following termination of our registration under the Exchange Act, our Common
Stock will no longer be quoted on the OTCBB, though it might be quoted on the
Pink Sheets ( www.pinksheets.com ) for some period of time. Additionally, shares of our Common Stock could trade in privately negotiated sales. If we are solicited by one or more qualified brokerage firms about making a market in our
Common Stock and obtaining Company information so that the brokerage firm can file Form 211 with the NASD and trade the stock under Rule 15c2-11, then our
Board of Directors will consider such request at the time it is made, balancing the potential benefits to shareholders of such public trading with the costs, effort and other potential liabilities involved

DIVIDEND POLICY

While there are no covenants or other aspects of any finance agreements or bylaws that restrict the declaration or payment of cash dividends, we have not paid any dividends on our Common Stock and do not expect to do so in the foreseeable future.

                                   THE COMPANY

General Information

We were incorporated under the laws of the State of Colorado on July 29, 1983.
Our principal business is the marketing, distribution, and sale of disposable baby diapers, natural formula wipes, and related products under its own branded labels in the United States. We were formerly known as RMED International, Inc.
and changed our name to TenderCare International, Inc. in 2003. Our executive offices are located at 3925 North Hastings Way, Eau Claire, Wisconsin, and our
phone number is (715) 833-1750.

Our products include Tushies Diapers, TushiesWipes, TenderCareDiapers Plus,
TenderCareWipes and MotherNature Diapers. Tushies is a GEL-FREE alternative disposable diaper, featuring patented natural blend cotton absorbency and made with nonchlorine bleached woodpulp fluff. TushiesWipes is a natural formula wipe packaged in tubs and refills. TushiesWipes tubs and refills with natural formula containing Aloe Vera are alcohol free and hypoallergenic. TenderCareDiapers Plus is a white, 100% chlorine-free superabsorbent disposable diaper. MotherNature is an air laid core diaper. We market diapers and wipes through health product stores, mail order catalogues, Tushies BabyCare representatives, the Internet, and distributors in the U.K., Australia, New Zealand and South Korea.

Our Directors and Officers

Set forth below are the names of all of our directors and executive officers, their ages, all positions and offices held by each such person, the period during which he has served as such, and the principal occupations and employment of such persons during at least the last five years.

Edward Reiss, age 67, has been our Director and Chairman of the Board of
Directors since April 1998 and Vice President and Secretary since 1990. Mr.
Reiss directs the Company's marketing activities and serves as co-CEO since
January 1999.

Brenda Schenk, age 62, has been a Director of the Company since October 1990 and served as President and CEO since September 1990 and Co-CEO since January 1999.
Ms. Schenk is the President and owner of Brandy Enterprises, Ltd., an equipment leasing company. Ms. Schenk is not active in the daily operations of Brandy
Enterprises, Ltd.

Darin Pratt, age 57, has been a Director of the Company since September 2001.
Mr. Pratt had served as a director of the Company from December 1982 through
December 1989. He has a BS degree from BYU and is President and CEO of Biolite
Medical Corporation. Previously Mr. Pratt served as Production and Research
Development Manager of TenderCare International, Inc. Mr. Pratt has also served as Production Manager for Russell Stover Candies and as an officer with the
United States Army.

Stu Brown, age 59, has been the Chief Financial Officer of the Company since
September of 2000. Prior to joining the company, Mr. Brown served as Chief
Executive Officer of Marx & Brown Office Supplies Ltd. for a period of 20 years.

Neither the Company nor any director or executive officer of the Company was convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors, in the case of natural persons). Neither the
Company nor any director or executive officer of the Company was a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

All of our directors and officers are United States citizens.

                                       31

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares beneficially owned on
November 22, 2005 by our executive officers and directors, and by all of our executive officers and directors as a group, and beneficial owners of 5% or more of our Common Stock, as reflected in the stock transfer records of the Company, copies of filing on Schedules 13-D or 13-G, and otherwise to the Company's knowledge.

                                                                                    Approximate Amount and
                           Amount and Nature of                                      Nature of Beneficial      Approximate Percent
Name and Address of        Beneficial Ownership           Percent of Class                 Ownership           of Class (Following
Beneficial Owners (1)  (Prior to the Reverse Split) (Prior to the Reverse Split) (Following the Reverse Split)  the Reverse Split)

Edward Reiss                    1,065,208 (2)                   14.24%                        42                      17.43%

Brenda Schenk                     2,750,221                     36.76%                        110                     45.65%

Darin Pratt                           0                           0%                           0                        0%

Stu Brown                             0                           0%                           0                        0%

All Directors and                 3,815,429                      51%                          152                     63.08%
Officers as Group

(1)   The address of all individuals is TenderCare International, Inc. 3925
      North Hastings Way., Eau Claire, Wisconsin, 54703.

(2)   Includes 3,792 shares held by Mr. Reiss in trust for his daughter.

Interests of The Principal Shareholders and Affiliated Board Members

Certain interests of the Principal Shareholders in the Reverse Split may differ materially from the interests of our unaffiliated Cashed Out Shareholders and
Continuing Shareholders. Following the Reverse Split, the Principal
Shareholders:

      o     will continue to hold a controlling interest in the Company;

      o     will increase their percentage ownership of the Company's Common
            Stock;

      o     will have a controlling interest in a privately-held company that is no longer subject to SEC Reporting Obligations, Sarbanes Oxley corporate governance requirements, and other requirements applicable to public reporting companies; and

      o     will have sufficient ownership interests to control the size and membership of our Board of Directors.

The Principal Shareholders currently serve on our Board of Directors and as
Co-Chief Executive Officers of the Company. As board members, the Principal
Shareholders together make up a majority of the three-member board. We do not expect the board membership to change following the Reverse Split. As Co-Chief
Executive Officers of the Company, the Principal Shareholders manage our day-to-day operations and we expect them to continue in this capacity following the Reverse Split.

Certain other interests of the Participating Shareholders in the Reverse Split
may be aligned with the interests of our Continuing Shareholders. For example, following the Reverse Split, the Principal Shareholders:

      o     will continue to own a material equity interest in the Company and work as employees of the Company;

      o     will continue to have fiduciary obligations to the shareholders of the Company in their capacity as members of our Board of Directors;

      o     will be creditors of the Company and guarantors of the Company's debt obligations; and

      o     will benefit from the Company's future positive economic
            performance.

Certain Relationships and Transactions with Affiliates

The Company has entered into certain lending arrangements with its Principal
Shareholders, both of whom are officers and directors of the Company:

                                       32

1. Promissory Note and Loan Agreements

On July 14, 1999, the Company entered into a Promissory Note and Loan Agreement with each of each of Mr. Reiss and Ms. Schenk (collectively, the "1999 Loan
Agreements") in connection with the exercise of options by each of Mr. Reiss and
Ms. Schenk. Under the terms of the 1999 Loan Agreements, the Company agreed to loan $114,000 and $120,000 to Mr. Reiss and Ms. Schenk, respectively, at an interest rate of one percent per annum. The 1999 Loan Agreements provided that principal and interest were due on July 14, 2005. Each of the 1999 Loan
Agreements provided that all amounts payable under such agreement become payable on demand, at the discretion of the payee, if any of the following occur:

      o     the payor fails to pay principal and interest when due;

      o     the payor files a petition under the provisions of any state insolvency law or under the provisions of the Federal bankruptcy
            Act; or

      o     the issuance of any garnishment, attachment or execution with respect to the assets of the payor.

In addition, under the 1999 Loan Agreements, Mr. Reiss and Ms. Schenk agreed to pay expenses and reasonable attorney's fees incurred by the Company in the event that it engages legal counsel to secure payment under the respective 1999 Loan
Agreements.

On July 14, 2005, the Company extended the maturity dates of the 1999 Loan
Agreement by entering into Promissory Note and Loan Agreements (the "Loan
Extensions"), each dated July 14, 2005, with each of Mr. Reiss and Ms. Schenk.
The terms of the Loan Extensions were the same as the terms of the 1999 Loan
Agreements, with the exception that principal and interest are due on July 14,
2006. In March of 2006, Mr. Reiss and Ms. Schenk agreed that the Company could terminate the Loan Extensions and offset the amounts owed by the Company to Mr.
Reiss and Ms. Schenk by an amount equal to the outstanding balance under the
Loan Extensions.

2. Promissory Notes.

As of March 1, 2006, the Company has issued promissory notes, $496,000 aggregate principal amount, in favor of Mr. Reiss and Ms. Schenk as follows:

       ------------------------------------------------------------------
       Original Principal           Date of Issuance           Holder
             Amount
       ------------------------------------------------------------------
            $100,000               July 12, 2004            Brenda Schenk
       ------------------------------------------------------------------
            $100,000               September 12, 2005        Edward Reiss
       ------------------------------------------------------------------
            $ 25,000               October 13, 2005          Edward Reiss
       ------------------------------------------------------------------
            $ 11,000               October 13, 2005          Edward Reiss
       ------------------------------------------------------------------
            $ 10,000               December 5, 2005          Edward Reiss
       ------------------------------------------------------------------
            $125,000               December 19, 2005         Edward Reiss
       ------------------------------------------------------------------
            $125,000               December 19, 2005        Brenda Schenk
       ------------------------------------------------------------------

Each promissory note (the "Promissory Notes") provides for payment of principal plus interest on demand. In the event of a default by the Company, the
Promissory Notes provide for a 10-day cure period and that the Company will pay expenses and reasonable attorney's fees incurred by the holder in the event that such holder engages legal counsel to secure payment under Promissory Note.

The liabilities represented by the Promissory Notes are unsecured obligations of the Company. The Company expects to repay the Promissory Notes in accordance with their terms. The Company entered into the Promissory Notes in order to secure financing for business operations. The Company had not been able to secure financing from a third party on favorable terms.

OTHER TRANSACTIONS

1. Common Stock Purchases By the Company

In 2004, the Company delivered to each of its shareholders of record (excluding street name record holders) a letter, dated January 2, 2004 (the "Buy Back
Letter"), pursuant to which it offered to purchase 100% of the Common Stock held by each unaffiliated shareholder of the Company at $0.40 per share. The Buy Back
Letter included the following description of the offer:

      o     an expiration date of June 30, 2004;

      o     the procedures to be used for surrendering stock certificates representing tendered shares; and

                                       33

      o     a statement that no brokerage commissions would be incurred in connection with the redemption of shares.

In addition to the Buy Back Letter, each shareholder received a Stock Purchase
Agreement which generally provided that the shareholder agreed to sell his/her shares to the Company for $0.40 and that the Company would issue payment to such shareholder upon receipt by the Company's transfer agent of the Stock Purchase
Agreement and the stock certificates representing the Common Stock to be redeemed.

A total of fifty-four shareholders elected to redeem an aggregate of 43,826 shares in exchange for cash. The Company paid the redeeming shareholders a total of $17,540.40 at $0.40 per share.

From July 2004 through April 2005, the Company bought back Common Stock for an aggregate of approximately $93,779. Prices per share paid by the Company ranged between $0.23 and $0.49. The following table sets forth the average purchase price per share paid in connection with such purchases:

              First Quarter    Second Quarter    Third Quarter    Fourth Quarter
              ------------------------------------------------------------------
2004              $0.44            $0.40             $0.41            $0.34
2005              $0.26            $0.24             $0.00            $0.00

Between September 13, 2005 and November 14, 2005, the SEC Division of
Enforcement performed an informal review of the Company's buy back of Common
Stock during 2004. The Company and its officers voluntarily cooperated with the
SEC Division of Enforcement staff during such review. On November 14, 2005, the
SEC Division of Enforcement advised the Company that it would not take enforcement action against the Company or any of its officers in connection with the matter reviewed.

2. Common Stock Purchases By Mr. Reiss

During the past two years, Mr. Reiss made purchases of Common Stock during the second quarter of 2005 and the fourth quarter of 2004. The following table sets forth the number of shares of Common Stock purchased by Mr. Reiss during each such quarter and the range of prices paid and average price paid for such Common
Stock:

                Amount Purchased     Range of Prices      Average Purchase Price
                ----------------------------------------------------------------
Q2 2005             222,992             Hi: $0.30                 $0.346
                                       Low: $0.417
Q4 2004              1,000              Hi: $0.34                 $0.34
                                       Low: $0.34

3. WestStar Bank Guaranty

On June 10, 2004, each of our Controlling Shareholders executed a Commercial
Guaranty in favor of WestStar Bank (collectively, the "Guaranties") in connection with the entry by the Company into a Change in Terms Agreement, dated
June 10, 2004. The Change in Terms Agreement related to that certain Promissory
Note, dated June 10, 2002, made by the Company in favor of WestStar Bank (the
"WestStar Note"). The Change in Terms Agreement provided that the name of the borrower set forth on the WestStar Note be changed from the Company's former name, RMED International, Inc., to TenderCare International, Inc.

Under the Guaranties, each of Mr. Reiss and Ms. Schenk guaranteed and promised to pay to WestStar Bank, all of the Company's indebtedness to WestStar. Such indebtedness includes, without limitation, all of the Company's liabilities, obligations and debts to WestStar Bank then existing and thereafter incurred or created. The Guaranties provide that the guaranties are unlimited and continuing. For purposes of the Guaranties, "indebtedness" includes all of the
Company's liabilities, obligations and debts owed to WestStar on the date of the
Guaranties' execution or incurred thereafter. The Company's indebtedness to
WestStar as of January 23, 2006 was $288,669.95. Mr. Reiss and Ms. Schenk
originally executed guaranties because WestStar Bank required that each of them enter into a commercial guaranty as a condition to WestStar Bank providing financing to the Company for its operations. In connection with the Change in
Terms Agreement, WestarBank required that Mr. Reiss and Ms. Schenk execute guaranties in 2004 which continued the original guarantees but reflected the new name of the Company.

                                       34

                    SELECTED HISTORICAL FINANCIAL INFORMATION

The following summary of historical consolidated financial data was derived from the Company's (i) audited consolidated financial statements as of and for the fiscal years ended December 31, 2004 and 2003, and (ii) unaudited financial statements for the fiscal year ended December 31, 2005. This financial information is only a summary and should be read in conjunction with the financial statements of the Company and other financial information, including the notes thereto, contained in the Company's Annual Report on Form 10-KSB for the fiscal years ended December 31, 2004 and 2003, and Form 10-QSB for the period ended September 30, 2005, as amended on Form 10-QSB/A, which information is incorporated by reference in this Proxy Statement. See "Other Matters -
Incorporation by Reference" and "-Where You Can Find More Information."

SUMMARY HISTORICAL CONSOLIDATED FINANCIAL INFORMATION

                                      Year Ended             Years Ended
                                      December 31            December 31
                                      (unaudited)             (audited)
Income Statement                          2005           2004            2003

Revenues
  Net Sales                            $3,094,300     $3,184,003     $3,666,758
  Cost of Goods                         2,185,197      2,190,422      2,659,778

Gross Margin                              909,103        993,581      1,006,980

Operating Expenses                      1,015,492      1,042,734      1,037,855

Operating Income (Loss)                  (106,389)       (49,153)       (30,875)

Other Income (Expense)
  Other Income                            155,170         87,680        519,642
  Interest Expense                        (32,447)       (21,380)       (19,842)

Net Income                                $16,334        $17,147       $468,925

                                           At                      At
                                       December 31            December 31
                                       (unaudited)             (audited)
Balance Sheet                             2005            2004            2003

Assets
  Current Assets                         $917,796       $443,907       $573,249
  Property & Equipment                     42,027        334,351        300,502
  Other Assets                            556,269        178,425         76,803

Total Assets                            1,516,092        956,683        950,554

Liability & Stockholders' Equity
  Current Liabilities                   1,210,144        645,376        625,303
  Long-term Liabilities                   279,558        288,510        230,000
  Shareholders' Equity                     26,390         22,797         95,251

Total Liab & Stockholders' Equity       1,516,092        956,683        950,554

                                       35

SUMMARY UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following summary unaudited pro forma consolidated income statement data and per share information of the Company for the fiscal years ended December 31,
2005, 2004 and 2003 and the unaudited pro forma consolidated balance sheet data of the Company at December 31, 2005, 2004 and 2003 give effect to the Reverse
Split. The pro forma information set forth below is not necessarily indicative of what the Company's actual financial position or results of operations would have been had the Reverse Split been consummated as of the such dates or of the financial position or results of operations that may be realized by the Company in the future.

Summarized Financial                     December 31,  December 31, December 31,
 Information                                 2005          2004         2003

Balance Sheet

Assets
Cash                                     $   159,103   $    29,147   $   116,275
Certificate of Deposit                            --            --            --
Accounts receivable, net                     257,457       121,170       241,648
Inventories                                  376,737       240,623       273,006
Other                                         46,250        56,788        13,638

Total current assets                         839,547       447,728       644,567
Property and equipment, net                   42,027        66,292        32,441
Other assets                                 288,210       178,425        76,803

Total Assets                             $ 1,169,784   $   692,445   $   753,811
                                         ===========   ===========   ===========

Liabilities                              $             $             $
Mortgage loan note payable - current
Related party note payable                   496,000       100,000

Checks issued in excess of bank balance       39,200
Accounts payable                             649,793       515,029       607,280
Accrued and other liabilities                 16,039        23,324        18,023

Total current liabilities                  1,201,032       638,353       625,303
Mortgage loan note payable - long-term            --            --

Total Liabilities                          1,201,032       638,353       625,303

Stockholders'  Equity                        (31,248)       54,092       128,508

Total Liabilities and
Stockholders' Equity                       1,169,784   $   692,445   $   753,811
                                         ===========   ===========   ===========

Income Statement

Net sales                                $ 3,094,300   $ 3,184,003   $ 3,666,757
Cost of products sold                      2,185,197     2,190,422     2,659,778
                                         -----------   -----------   -----------

Gross margin                                 909,103       993,581     1,006,979
Operating expenses                           915,492       842,734       837,856
                                         -----------   -----------   -----------
Operating income                              (6,389)      150,847       169,123

Other income                                 237,111       169,620       601,585
Interest expense                              (3,500)       (3,500)           --
                                         -----------   -----------   -----------

Net income                               $   227,222   $   316,967   $   770,708
                                         ===========   ===========   ===========

Shares                                     6,293,314     6,563,639     6,973,645

Income per common share
from continuing operations               $      0.04   $      0.05   $      0.11

                                       36

Summarized Financial                     December 31,  December 31, December 31,
 Information                                 2005          2004         2003

Net income per common share              $      0.04   $      0.05   $      0.11

Earnings to fixed charges                $     47.31   $     80.16

Book value per share                     $     (0.00)  $      0.01   $      0.02

Pro forma adjustments:
(a) Assumed 1,188,168 shares at $0.237 per share were repurchased.
(b) The pro forma statements have been adjusted for the estimated annual direct costs of complying with the SEC reporting obligations of $50,000 as discussed in the proxy.
(c) The pro forma statements have been adjusted to reflect the sale of the
Colorado facility for $350,000 (i) the elimination of the related debt and interest expense, and (ii) a $150,000 annual reduction of overhead related to elimination of this location. The facility was closed in the first quarter of
2005 and so the pro forma for the year ended December 31, 2005 reflects a
$50,000 reduction in overhead.

                                  OTHER MATTERS

Shareholder Proposals and Other Business

Shareholders interested in submitting a proposal for inclusion in the proxy materials for the Company's 2006 Annual Meeting of Shareholders may do so by
following the procedures prescribed in SEC Rule 14a-8. The proposal must be submitted in writing and received by the Company's Secretary at our offices no later than 120 days prior to the Company's annual meeting, which the Company will hold on a date to be announced following the Special Meeting. You should be aware, however, that if the Reverse Split is consummated and we terminate the registration of our Common Stock under the Exchange Act, we will neither be required to hold an annual meeting, nor be subject to the proxy delivery requirement or the shareholder proposal consideration and inclusion requirements of the Exchange Act. We may elect not to deliver a proxy statement to Continuing
Shareholders, except as required under CBCA.

Available Information

Because the Reverse Split will constitute a "going private" transaction, we have filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 with respect to the
Reverse Split. The Schedule 13E-3 contains additional information about us and the Reverse Split. Copies of the Schedule 13E-3, including the Financial
Advisor's report, are available for inspection and copying at our executive offices during regular business hours by any of our shareholders, or representative of a shareholder who has been so designated in writing, or by request directed to Secretary, TenderCare International, Inc., 3925 North
Hastings Way, Eau Claire, Wisconsin 54703, telephone number (715) 833-1750. The
Schedule 13E-3 is also available on the SEC's website at http://www.sec.gov.

Incorporation By Reference

The SEC's rules allow us to incorporate by reference into this Proxy Statement certain information that we filed separately with the SEC. We have incorporated herein by reference the following documents, which have been filed by us with the SEC under the Exchange Act:

      o     our Annual Report on Form 10-KSB for the fiscal year ended December
            31, 2004, filed April 1, 2005, as amended on Form 10-KSB/A, filed
            July 12, 2005;

      o     our Quarterly Reports on Form 10-QSB for the quarters ended March
            31, 2005, June 30, 2005, filed May 13, 2005 and August 15, 2005, respectively; and September 30, 2005, filed November 18, 2005, as amended on Form 10-QSB/A, filed on December 9, 2005; and

      o     our Current Report on Form 8-K, filed on June 6, 2005.

The information incorporated here by reference should be considered part of this
Proxy Statement, except for any information superseded by information contained in this Proxy Statement. Copies of the above-referenced documents will be delivered to each security holder receiving a copy of this Proxy Statement.

Where You Can Find More Information

As permitted by the SEC, this Proxy Statement omits certain information contained in the Schedule 13E-3. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection or copying as set

                                       37

forth above. Statements contained in this Proxy Statement or in any document incorporated in this Proxy Statement by reference regarding the contents of any document are not complete and with respect to each such statement, we encourage you to read the full text of the document filed as an exhibit with the SEC.

We are currently subject to the reporting requirements of the Exchange Act and, therefore, we file annual, quarterly and periodic reports, proxy statements and other information with the SEC. You may read and copy any document filed by us with the SEC at the SEC's public reference room at 100 F Street, N.W.,
Washington, D.C. 20549. Please call the SEC at 1-800-732-0330 for further information about the operation of the public reference room. Our SEC filings are also available to the public at the SEC's web site at http://www.sec.gov.

Other Matters at the Meeting

Our Board of Directors knows of no other matter to be brought before the 2006
Special Meeting. If other matters properly come before the Special Meeting, the persons named in the accompanying Proxy will vote in accordance with their best judgment the Proxies solicited and received by the Company.

                                       38

                                                                         ANNEX A

                                   PROXY CARD

                                      PROXY

                         TenderCare International, Inc.

                             3925 North Hastings St.

                           Eau Claire, Wisconsin 54703

           This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Edward Reiss and Brenda Schenk as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of
TenderCare International, Inc. held of record by the undersigned on April [6],
2006 at the special meeting of shareholders to be held on April [28], 2006 or any adjournment thereof.

1.    TO APPROVE, SUBJECT TO FINAL ACTION BY OUR BOARD OF DIRECTORS, A
      25,000-TO-1 REVERSE STOCK SPLIT OF OUR COMMON STOCK, WITH THE RESULT THAT
      (I) HOLDINGS PRIOR TO SUCH SPLIT OF FEWER THAN 25,000 SHARES OF COMMON
      STOCK WILL BE CONVERTED TO A FRACTIONAL SHARE, WHICH WILL THEN BE
      IMMEDIATELY CANCELLED AND CONVERTED INTO A RIGHT TO RECEIVE THE CASH
      CONSIDERATION DESCRIBED IN THE PROXY STATEMENT, AND (II) AFTER THESE
      CANCELLATIONS, WE WILL HAVE FEWER THAN 300 RECORD SHAREHOLDERS ALLOWING US
      TO DEREGISTER THE COMMON STOCK UNDER THE SECURITIES EXCHANGE ACT OF 1934,
      AND THUS AVOID THE COSTS ASSOCIATED WITH BEING A PUBLIC REPORTING COMPANY

                     FOR  |_|  AGAINST  |_|    ABSTAIN  |_|

2.    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting that unknown a reasonable time prior to the solicitation.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposal 1 above.

Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
Dated _______________________, 2006                            Signature

                                                       -------------------------
                                                       Signature if held jointly

                     PLEASE MARK, SIGN, DATE AND RETURN THE
                PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Annex B

CONFIDENTIAL
BUSINESS
APPRAISAL

TENDERCARE INTERNATIONAL INC.
3925 N. Hastings Way
Eau Claire, Wisconsin 54703

APPRAISAL EXCELLENCE, LTD.
1428 FREDERIC STREET
EAU CLAIRE, WISCONSIN
54701
OFFICE: 715-834-5151
FAX: 715-833-8329

1

2

______________________________________________________

ASSUMPTIONS & LIMITING CONDITIONS

INFORMATION SOURCES

CERTIFICATION

BACKGROUND & BUSINESS INFORMATION

VALUATION

HISTORICAL FINANCIALS

DISCOUNTS / PREMIUMS

INDUSTRY & ECONOMY

REAL ESTATE

FORM 8-K
(REVERSE STOCK SPLIT)

QUALIFICATIONS

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Annex C

CONFIDENTIAL
BUSINESS
APPRAISAL
REVIEW

TENDERCARE INTERNATIONAL INC.
3925 N. Hastings Way
Eau Claire, Wisconsin 54703

APPRAISAL EXCELLENCE, LTD.
1428 FREDERIC STREET
EAU CLAIRE, WISCONSIN
54701
OFFICE: 715-834-5151
FAX: 715-833-8329

March 1, 2006

Board of Directors
TenderCare International, Inc.
3925 N. Hastings Way
Eau Claire, WI 54703

Dear Board Members:

As requested, we have reviewed the facts and assumptions relied upon in arriving at the August 18, 2005 appraisal of common stock of the equity business enterprise, TenderCare International Inc. The purpose of the review was to provide an opinion as to whether there had been a material change in the facts and circumstances upon which the August 18, 2005 appraisal was based.

We have collected, reviewed and analyzed the following information:

Annual Financial Statement - 2005
Quarterly Financial Report - September, 2005
Budget 2006
Accounts Receivable and Accounts Payable Detail as of December 31, 2005
Management Interview (Stu Brown 2/20/05; Ed Reiss 3/1/06)
        Sales Growth
        Product and Patent Development
        Gross Profit Margin
        Operating Expenses and Profitability
        Stock Activity
Colorado Real Estate Counterproposal
Economic and Industry Conditions

Based upon our analysis of this information, we have concluded that the facts and circumstances, upon which our appraisal was based, have not materially changed. Minor changes have been incorporated into the Discounted Cash Flow Model. These changes over the past 6 months along

2

with appreciation based upon timing of cash flows and projected near term growth have resulted in a five percent increase in the value since August 18, 2005. Hence, we have concluded that the Fair Value of a pro-rata per share equity interest in the business enterprise of TenderCare International Inc., as of March 1, 2006 is as follows:

$0.237
Twenty-Three and Seven Tenth Cents

Note:	Fair Value is a legally created standard of value that applies to certain specific transactions. In “going-private” transactions, fair value is typically governed by state statute.

7,493,978 shares of common stock are issued and outstanding.

Over the past two years, there have been no negotiations or offers for purchase/sale of the business enterprise.

This report has been made for a specific purpose and the information contained herein, while sufficient for that purpose, is not guaranteed as to the accuracy of detail. We have relied on the accuracy of data provided by management as well as other sources, and we have compiled this report using the data as a base and employing our experience and judgment.

To the best of our knowledge and belief, the statements contained in this report are correct, subject to the assumptions and limiting conditions set forth.

Please feel free to contact us with any questions or concerns. The attached information is an integral part of this review, as it provides the basis for our opinion. This letter should be read only in conjunction with the attachments.

Sincerely,

Richard R. Wanke, CPA, ASA
Valuation Consultant/Financial Analyst
Appraisal Excellence, Ltd.

3

ASSUMPTIONS & LIMITING CONDITIONS

INFORMATION SOURCES

CERTIFICATION

INFORMATION REVIEWED AND ANALYZED

VALUATION
(Discounted Cash Flow Model)

QUALIFICATIONS

4

ASSUMPTIONS & LIMITING CONDITIONS
INFORMATION SOURCES

5

ASSUMPTIONS & LIMITING CONDITIONS
INFORMATION SOURCES

The valuation is predicated upon the tax returns and financial statements prepared for TenderCare International Inc. for the five years ending December 31, 2000 through 2004. In addition, we have interviewed key management personnel, toured the facilities, and analyzed industry data. We have not performed a separate review or audit for this valuation, but have accepted the financial statements as presented.

The following definition of Fair Market Value is taken from American Society of Appraiser Business Valuation Standards. Fair value differs from fair market value.

Fair Market Value is “the amount at which property would change hands between a willing seller and a willing buyer when neither is under compulsion and when both have reasonable knowledge of relevant facts.

Fair Value is a legally created standard of value that applies to certain specific transactions. In “going-private” transactions, fair value is typically governed by state statute.

However, the value must be predicated on actual conditions existing, not on an assumed market (Sidney L. Katz, 27 TCM, 825 (1968) CC Dec 29, 081 M), nor is it restricted to an immediate buyer (Katherine H. Daily Estate, 6 TCM 114 (1947)).

See also Olson v. United States (292 U. S. 246 (1934)) when the Supreme Court opined that market value is “the amount (that) in all probability would have been arrived at by fair negotiations between an owner willing to sell and a purchaser desiring to buy.”

Implicit in this definition are the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

Buyer and seller are typically motivated.

Both parties are well informed and well advised, and each acting in what they consider their own best interest.

A reasonable time is allowed for exposure in the open market.

Payment is made in cash or its equivalent.

Financing, if any, is on terms generally available in the community at the specified date and typical for the property type in its locale.

The price represents a normal consideration for the property sold unaffected by special financing amounts and/or terms, services, fees, costs, or credits incurred in the transaction.

The term “business enterprise”, as employed in this report, refers to the combination of all tangible and intangible assets of an operating business. Alternatively, it can be defined as total invested capital, or the sum of stockholders’ equity and long-term debt. The term “equity business enterprise” is synonymous with owner’s equity.

Market Value assumes a hypothetical situation with many built-in conditions and assumptions. Some of those assumptions are incorporated into the definitions above. Other assumptions and conditions are discussed, or are implied or expressed in the attached Statement of General Assumptions and Limiting Conditions. It should be made clear that whenever any of those conditions do not apply or when special “terms” are negotiated, the price can vary from the estimated Market Value.

6

ASSUMPTIONS & LIMITING CONDITIONS
INFORMATION SOURCES

In conjunction with this valuation, there are many factors that must be considered in the valuation of a business enterprise. Among them are the pattern of historical performance and earnings, the Company’s competitive market position, experience and quality of management, marketability and others. Some of those factors are outlined in Revenue Ruling 59-60 as the pertinent factors to consider in the valuation of closely held businesses or securities in those businesses. The Internal Revenue Service issued Revenue Ruling 59-60 (1959-1 C.B. 237) to indicate its view point on the valuation of closely-held securities. This ruling, as amended by Rev. Rul. 65-192 & 65-193 (1965-2 C.B. 259 & 370) has been accepted by the courts and the appraisal community as a basic guideline to the process. While the ruling was originally promulgated for estate and gift tax purposes, it has become a guideline for other purposes as well. At a minimum, we have given consideration to the eight pertinent factors to the extent that we feel it is relevant for the purposes at hand. The eight factors which we have considered are:

1.	The nature of the business and history of the enterprise from its inception.

2.	The economic outlook in general and the condition and outlook of the specific industry in particular.

3.	The value of the tangible assets as represented on the books of the Company and financial condition of the business.

4.	The potential earnings capacity of the business and its ability to pay a fair return on an investment (through projections developed with the company’s management).

5.	The actual dividends or the ability of the business to pay dividends.

6.	The presence of goodwill and other intangible assets in the overall enterprise value.

7.	The size of the Company or size of the block of stock or security being valued. Transactions or sales of similar securities, if available.

8.	Market data of similar businesses including actual sales and offerings. Relevant financial and sale data of securities in publicly traded comparable companies.

It should be noted that the above definition does not cover all possible values of a business. For example, the assumed buyer is a person who comes to the business and who buys it on the basis of its own financial strength. Some buyers, however, may have other motives for purchasing a business, such as the elimination of competition or the combination of two operations, that will provide a greater profit than each business could provide separately.

Under these circumstances, there is information available to the buyer which is not available to the seller. Although these buyers may be willing to pay a particular premium to buy a business, an appraiser generally is not privy to this information unless specifically doing the valuation for the purpose of such a sale. We know of no such sale being imminent, and thus do not further consider this particular situation in forming our opinion of value.

For this Company, we have considered the following approaches to value: Cost Approach, Income Approach and Market Data Approach. The Cost Approach attempts to estimate the cost of duplicating all the significant elements of a business. The Income Approach determines the value of an entity that arises from its presumed ability to produce a profit or return on investment for its owner. The Market Data Approach shows that the value of an entity tends to be determined by the cost of acquiring an equally desirable substitute. Our valuation was made in accordance with standard procedures associated with each approach used.

7

ASSUMPTIONS & LIMITING CONDITIONS
INFORMATION SOURCES

The service provided by Appraisal Excellence, Ltd. has been performed in accordance with recognized professional valuation standards and the Code of Ethics of the American Society of Appraisers (ASA). Our compensation is not contingent upon our conclusions of value. We assume, without independent verification, the accuracy of all data provided to us. All files, working papers or documents developed during the course of the assignment shall be our property. We will retain this data for at least five years.

Opinions are subjective and can be greatly altered by a change in underlying assumptions or conditions. The valuation consultant’s opinion does not constitute advice for any specific action. The giving of advice would connote a presumption of applicability and even fairness of assumptions and conditions in a specific instance. The valuation consultant has not made such presumptions, but instead offers an opinion of value under the hypothetical assumptions and conditions which are expressed or implied. Since the valuation consultant offers no specific advice, he assumes no responsibility or liability for subsequent actions which may be taken by the client. In accepting this document, the client agrees that he/she understands and accepts this provision. The valuation consultant’s opinion is subject, further, to the following assumptions and conditions:

1.	The property or business has been valued assuming responsible ownership and good management unless otherwise set forth in the report. Any assumed liabilities are shown in the report, and it is assumed that no contingent liabilities exist unless otherwise noted.

2.	The valuation consultant has not considered the impact of unknown legal contingencies, taxes or costs payable on a sale, or other matters outside the scope of this valuation engagement. The title of all real estate and improvements are assumed to be good and in marketable condition.

3.	No right is given to publish all or part of the valuation report or attachments without the valuation consultant’s consent. No right to expert testimony is included unless agreed in advance.

4.	The valuation consultant has no present interest or contemplated interest in the property being valued. Neither his employment nor his fee is contingent upon the value opinion given.

5.	The valuation consultant has gathered information from sources thought to be reliable. While the data cannot be guaranteed, the valuation consultant certifies that to the best of his knowledge and belief, the statements, information, source data, and materials contained in this valuation and working papers are correct.

6.	Data supporting the valuation consultant’s opinion is more fully documented in the valuation consultant’s working papers. Those papers are located in the confidential file at the valuation consultant’s office and are available for reference as necessary.

7.	The valuation is valid only for the purpose stated herein. Any other use or reliance by the client or third parties is invalid.

8.	This valuation opinion is given for the benefit of the client. The opinion shall not be revealed to unauthorized third parties without the consent of the valuation consultant. In that case, the entire opinion shall be revealed including all attachments and this Statement of General Assumptions and Limiting Conditions. The valuation consultant shall assume no liability for any actions, which third parties may take, based upon their interpretation of this opinion.

9.	The opinion given in this engagement assumes that the business will continue to be operated in its present form. In this context, we have valued the business as a closely held business giving due consideration to the risks and limitations as appropriate.

10.	Synergies relating to a sale, a leveraged restructuring, or a public offering have not been considered. If material changes occur in ownership, financing or public offering opportunity; the impact upon value could be significant and the assumptions inherent in this valuation could be invalid.

8

ASSUMPTIONS & LIMITING CONDITIONS
INFORMATION SOURCES

11.	The value estimate is predicated on the assumption that there is no hazardous material on or in the property that would cause a loss in value. The valuation consultant, however, is not qualified to detect potentially hazardous materials which may affect the value of the property. No responsibility is assumed for any such conditions, or for any expertise or engineering knowledge required to discover them. The client is urged to retain an expert in this field, if desired.

12.	This appraisal is valid only for the appraisal date or dates specified herein and only for the appraisal purpose or purposes specified herein. The client warrants that any reports, analysis, or other documents prepared for it by the appraiser will be used only in compliance with all applicable laws and regulations.

9

ASSUMPTIONS & LIMITING CONDITIONS
INFORMATION SOURCES

INFORMATION SOURCES

The valuation began upon receipt of certain financial information relating to the financial performance of the Enterprise. Interviews were conducted. The information obtained from the company was combined with information contained in the public domain and in our files. Following the data collection phase of the assignment, time was spent analyzing the data. Numerous comparisons were made resulting in the selection of certain approaches to value. The indications of value were correlated and a final conclusion was reached.

Many sources of information were used when preparing this valuation. The company information was generated from data obtained in a personal interview with key individuals from TenderCare International Inc.’s office in Eau Claire, Wisconsin.

The sources of information used and considered (if applicable) for this valuation included the following:

1.	Financial information prepared by management of TenderCare International Inc.

2.	Income tax returns over the same period.

3.	Depreciation schedule and property records supplied to us by management.

4.	Ownership Structure of Corporation.

5.	Schedule of total owners’ compensation.

6.	Copies of equipment and property leases.

7.	Interim financial statements.

8.	Officers and directors’ compensation schedule.

9.	Real Estate Appraisals.

10.	Real and personal property tax assessments.

11.	Loan agreements.

12.	Brochures, catalogs and price lists.

13.	Key personnel list.

14.	Trade associations and industry sources.

15.	Information on the U.S. economy, region economy, state economy and local economy gathered from Business Week, Barrons, Fedgazette, The Wisconsin Economic Outlook, Wall Street Journal, Employment Review, The Region, Fortune, Federal Reserve Bank of St. Louis’s Economic Trends and Quarterly Report, plus various other trade publication’s reports and articles.

16.	Industry information gathered from Wall Street Journal, Monthly Labor Review, U.S. Industrial Outlook, Value Line Investment Survey, Fortune, Trade Associations, Dun and Bradstreet “Industry Norms and Key Business Ratios, Robert Morris Associates” annual statements studies, Almanac of Business and Industrial Financial Ratios, Handbook of Business and Financial Ratios, Mergerstat Review, Ibbotson Associates - Yearbook, Federal Tax Valuation Digest, Corporate Report Fact Book, Dialog, Mergers and Acquisitions, Standard and Poors Industry Survey, Million Dollar Directory, IBA Database, Western Builder, Builders Exchange, Spectrum Partnership Studies, various compensation reports, and various trade publications, reports and articles.

17.	Other Contracts or Agreements.

18.	Various Internet sites, including the company’s, as well as financial and industry related sites.

19.	Public Filings.

10

CERTIFICATION

11

CERTIFICATION

I certify that, to the best of my knowledge and belief:

I have personally conducted the analysis or personally supervised the analysis and valuation.

I have no present or contemplated future interest in the property. My employment and compensation in connection with this report is not contingent upon the conclusions reached or values estimated.

The statements of fact contained in this report are true and correct. However, please review the “sources of information” section for a more detailed explanation of the data used. You will note that I have not audited, or in any other manner attempted to verify, the data presented to me.

This report sets forth general assumptions and limiting conditions affecting the analysis, values and conclusions. Other assumptions and limiting conditions were expressed verbally or are implied.

This report has been made in conformity with, and is subject to, the requirements of the Uniform Standards of Professional Appraisal Practice and the Code of Ethics of the American Society of Appraisers.

No persons, other than the undersigned or those acknowledged in this report, prepared the analysis, values or conclusions set forth in this report.

The American Society of Appraisers has a mandatory re-certification program for all of its senior members. I am in compliance with that program.

Richard R. Wanke

12

INFORMATION REVIEWED
AND ANALYZED

13

INFORMATION REVIEWED AND ANALYZED

INTERVIEW SUMMARY
     Stu Brown
     (2/20/2006) Edward Reiss (3/1/2006)

The chart below summaries the results of the management interviews with Stu Brown and Edward Reiss:

Sales Growth	Projected to increase 5% in 2006 from Private Label
Product Innovations	None
Gross Profit Margin	Slightly under 33 percent
Operating Expenses	$200,000 drop from 2004/05
Real Estate	Counter Offer $375,000
Outstanding Common Stock	7,493,978 Shares Outstanding & No transactions
Financial Structure	Loan from Shareholder was used to finance
Inventory and Provide Cash Reserve
Inventory	Increase temporary due to Manufacturer Requirement. Normal
Inventory level $180,000

Balance Sheet Debt was adjusted as follows:

Accounts Payable Over 30 days	437,138
Notes Payable Mortgage loan	9,111
Mortgage Loan Long Term	279,558
Adjusted Shareholder Loans	107,000

832,807

The information which follows was provided by Stu Brown along with the 10-QSB for the 3rd quarter ending September 30, 2005.

10-QSB 3rd Quarter	See filings
Accounts Receivable 12/31/05	Confidential
Accounts Payable 12/31/05	Confidential
Real Estate Counter Proposal	Attached
Financial Statement 12/31/2005	Attached
Budget 2006	Attached

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INFORMATION REVIEWED AND ANALYZED

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INFORMATION REVIEWED AND ANALYZED

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INFORMATION REVIEWED AND ANALYZED

17

INFORMATION REVIEWED AND ANALYZED

18

INFORMATION REVIEWED AND ANALYZED

19

INFORMATION REVIEWED AND ANALYZED

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INFORMATION REVIEWED AND ANALYZED

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INFORMATION REVIEWED AND ANALYZED

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INFORMATION REVIEWED AND ANALYZED

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INFORMATION REVIEWED AND ANALYZED

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VALUATION
(Discounted Cash Flow Model)

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Discounted Cash Flow (DCF)

We have adjusted the Discounted Cash Flow Model for minor changes which have occurred since the August 18, 2005 appraisal of TenderCare International., Inc.

Adjustments have been made as follows:

•	Budgeted Projection for 2006 incorporated into model.
•	Small reduction in Balance Sheet Debt
•	Small Reduction in Net Cash Flow from sale of Real Estate
•	Small Reduction in Discounted Payment from lawsuit.

The adjustments above had a negative impact on the value. This is offset by an appreciation in value due to the projected growth. The net effect is a growth in value of approximately five percent.

TenderCare International, Inc.
Summary DCF Indicated Value
1-Mar-06

Forecast Period	After-Tax Cash Flow	Growth Rate	Terminal Value		P.V. Using 15.8% Discount Rate	Discounted Cash Flow
2006	187,100	0.0%			0.92928	173,868
2007	192,713	3.0%			0.80249	154,650
2008	198,494	3.0%			0.69299	137,555
2008-Forever	204,449	3.0%	1,597,258	*	0.69299	1,106,884
Subtotal						1,572,957
Adjusted Balance Sheet Debt						(832,807)
Subtotal						740,150
Control Premium						50.0%
Subtotal						1,110,225
Excess/Non-Operating Assets						0
Colorado Facility						337,000
Tax Loss Carry Forward						280,000
Lawsuit						48,000
Indicated Value						1,775,225

SELECTED VALUE - DCF						1,775,000

Mid Year Convention is used
*Calculated As 204449 / 0.158 - 0.03

The indicated value of the equity business enterprise is $1,775,000. Stated on a pro-rata per share basis (7,493,978 shares outstanding), the Fair Market Value of the equity business enterprise per share is 23.7 cents on March 1, 2006.

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QUALIFICATIONS